Listing Report:Supplement No. 98 dated Nov 12, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 249518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$117.37

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,526	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Dana_GA	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Waterproof my Basement-Flood Issue
Purpose of loan:
This loan will be used to??waterproof my basement.? We recently had terrible flooding here in GA and since Sept 19th, my basement has flooded 4 times.? I need to get it waterproofed professionally.? I can't qualify for a home equity loan, cuz I owe more than the current market value of the house.?

My financial situation:
I am a good candidate for this loan because? I am very responsible, I own 3 houses and my credit score is 735 (Experian).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 395188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$31.11

Auction yield range:	3.29% - 6.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-2001	Debt/Income ratio:	4%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,992	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Chinchilla	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	780-799 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	800-819 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan! Never late!
Hello Again Prosper community!

I finished my first loan for $12,000 almost a year ago and I am wanting a much lower amount this time. It helped me get all my husband's credit cards consolidated. He still has no balance on any card.

I will be?using this money for a credit card I have accrued a balance on.?I had a slew of expenses which I started?paying 13.99% interest on from November 1st. This is not a bad rate but I know with?Prosper I can get a better rate and I can pay?others like myself.

Like the other loan I will most likely not keep it full term. As I get little bonuses and tax rebates I will be paying it down.

Income ~$3000
Expenses ~$2700
Monthly Net Income: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.69%	Starting borrower rate/APR:	9.69% / 10.03%	Starting monthly payment:	$240.91

Auction yield range:	3.29% - 8.69%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,884	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MrMusicHead	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	40 ( 100% )	780-799 (Latest)
Principal borrowed:	$9,001.00	< mo. late:	0 ( 0% )	740-759 (Jun-2008) 760-779 (Aug-2007) 780-799 (Jul-2006)
Principal balance:	$1,293.78	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Investment Capital
Purpose of loan:
This loan will be used to invest in income-generating assets that produce returns of 20% or more annually. I have been working with these assets since March 2008 and have made returns consistently, even in this down economy. I have over $10,000 in backup funding in to pay back this loan in case of emergency, though it is unlikely that I should need.
My financial situation:
I am a good candidate for this loan because... I have excellent credit. AA rating. I pay my bills on time. I am responsible with money. I am on a path to abundance. You can help me get there faster and in turn make money with me. I am permanently employed as a computer programmer in a solid, growing company (even in this market) - Prior to my current job, I was employed for 5 years with an insurance company. Prior to that I worked as a technology contractor for 7 years. My skills are in demand, and my job will be a fallback (to the fallback listed above. ;) Please check my stats. You will find them impeccable.Thank you for your consideration.Oh, also, though it says I'm not a homeowner, I am. The house is in my wife's name and Prosper did not pick it up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$871.15

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	55%
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,050	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	breathtaking-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards & dental
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.29%	Starting borrower rate/APR:	5.29% / 7.34%	Starting monthly payment:	$60.20

Auction yield range:	4.29% - 4.29%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	43%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,459	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elated-commitment3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying some bills off
Purpose of loan:
This loan will be used to? Consolidate and pay some bills off.

My financial situation:
I am a good candidate for this loan because? I alwats make my payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1998	Debt/Income ratio:	89%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$52,987	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	camaraderi-creature	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high credit cards

My financial situation:
I am a good candidate for this loan because I a full time job and all of payments are current

Monthly net income: $ 1700.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 181.00
??Car expenses: $ 100.00
??Utilities: $ 185.00
??Phone, cable, internet: $ 183.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1300.00
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,204	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	goal-justice	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment and Inventory Start Up
Purpose of loan:
This loan will be used to finance coffee bar equipment ($5,000.00) and inventory (5,000.00) plus my personal $6000 in equity to fund lease, legal and other start-up and operation related expenses.

My financial situation: Good with adequate income from investments (both up and down markets) and some available credit on credit cards to help if needed
I am a good candidate for this loan because, the business that I am building will have adequate cash flow matched with my experience as a Barista and other food service coupled with my degree in finance and near minors in Accounting and Marketing. The business fits the small college town perfectly without much in competition. For more information, request my business plan.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $100.00
??Insurance: $70.00
??Car expenses: $20
??Utilities: $0
??Phone, cable, internet: $45
??Food, entertainment: $100
??Clothing, household expenses $50.00
??Credit cards and other loans: $700.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	18%
Credit score:	620-639 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$503	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AlohaWaikiki	Borrower's state:	Hawaii	Borrower's group:	Integrowth Capital Solutions
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$3,096.71	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Prosper Loan, Biz in Waikiki,HI
Purpose of loan:
I'm going to use this loan?for opening costs of a business in Waikiki, Hawaii.? Each and every day thousands of tourists walk the streets of Waikiki;?this seed money will put me right in the heart of one of the most popular destinations on the planet.

My financial situation:
I am an excellent?candidate for this loan?as?I have?been a prosper client for over 15 months, I've never missed a payment and always have reserves (savings) for a rainy day.? I am an E-4 in the United States Air Force with a very steady paycheck and will be enlisted for at least another 4 years here in Hawaii.? I will be getting three pay raises in the next 10 months: one for increased years in service, one annual pay increase for government workers, and my promotion pay to E-5.? This pay increase will represent a 16.9% raise from 2009 to 2010.... a figure not too many Americans can compete with these days.?
As highlighted below, my income is substantially more than my outgoing monthly expenses:? Net Pay of $3700.00 and expenses of $1746.00

A final note...? On 10/18/09 I pulled my credit report and the results were:? Experian 657; Equifax 655; Transunion 646.
Monthly net income: $ 3700.00

Monthly expenses: $ 1746.00
??Housing: $ 550.00
??Insurance: $ 86.00
??Car expenses: $?300.00 (Fuel)
??Utilities: $?100.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $?179.00
??Clothing, household expenses $?179.00
??Credit cards and other loans: $ 262.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2006	Debt/Income ratio:	6%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$103	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elevated-interest	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nursing School For Little Sister
Purpose of loan:
I am re-posting my original listing to help my sister through nursing school. Please read below for more info and feel free to message me if you have any questions! Thank you!

I want to help my sister finish nursing school. She is the kind of person that absolutely belongs in the nursing field. Her charisma and passion for helping people and providing the best care to her patients makes me extremely proud to be her big sister. She is headed in the right direction towards a rewarding career in helping others. She has had to quit her part-time job because of the full workload in school, so money is really tight. I want to help her focus on school and less on her financial worries. She works extremely hard and deserves the support!

My financial situation:
I currently have a stable job at a very good Fortune 50 company, so making monthly payments will not be an issue. I also have an outstanding payment history and a credit score around 700+. I am still young and building my credit, thus a subpar Prosper rating. However, I have a stable career, have my finances in order, and can responsibly make the repayments.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 810
??Insurance: $ 80
??Car expenses: $ 25
??Utilities: $ 40
??Phone, cable, internet: $?180
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$1,016.21

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	44	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,341	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	principal-majesty8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Acquisition of Business
I am in the process of buying an existing positive cash flow Italian restaurant near my home. The business has an established presence of over six years and enjoys excellent local brand recognition. The owner wants to exit the business to pursue his dream of owning a shopping mall. The restaurant is run by a lean and experienced team that has committed to stay with the business in the event I acquire it. I have conducted due diligence over the past few days and have personally observed the flow of the business and am confident about what I have seen to buy this business putting my own capital to risk.

I have extensive experience in running businesses over the past two decades in Asia and in the United States. I was instrumental in building the largest Asian media franchise in the Americas (the USA, Canada and the Caribbean) building it from zero to over $55mn. in sales with operating profits in excess of $20mn. Before that, I was co-founder of a software technology company that was bought out at a significant premium.

I require an amount of about $25,000 to consummate this acquisition. I am extremely confident that the cash flow provided by the business will be more than sufficient to meet the monthly payments. My confidence is borne out by the fact that this restaurant has held its own during the extremely difficult economic period over the past twelve months.

I look forward to a positive result as soon as possible.

Thank you very much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$166.39

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1989	Debt/Income ratio:	48%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$47,768	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	relentless-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Turning things around
Purpose of loan:
This loan will be used to turn in a leased vehicle early and pay off some smaller debts.? This will save me about $950.00 between the lease payment, insurance and gas.

My financial situation:
Life is more than just a credit score. I have a lot of debt, but? I never pay late.? My credit history is lengthy.? If you look at my payment history... I pay on time and in full.? I'm trying to turn things around here as far as getting rid of some debt. I did not list rental income from my rental property because a family member handles that aspect. I do have retirement income from military service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$392.54

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	16 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$93,005	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jubilant-economy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off the balance on a small business credit card that raised my rate by an astronomical amount!

My financial situation:
I am a good candidate for this loan because I have an excellent?history of paying on time and managing credit well.?I'm working in an industry (real estate) that has seen alot of change in the past couple of years and am in one of the top markets for recovery (Denver) in the country. I've taken on additional consulting work in the past year?and have also assumed part time managerial responsibilities in our real estate office in order to supplement my income. Thanks so much for considering my request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$789.19

Auction yield range:	3.29% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1999	Debt/Income ratio:	11%
Credit score:	860-879 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$664	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	worlds-best-camaraderi	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AA rating, for investment property
Purpose of loan:
This loan will be used as part of the funds to buy an investment property in China.

My financial situation:
I feel I am a good candidate for this loan because I have a very good and stable income and an excellent credit rating.First I would like to mention that I am a US citizen and I live in the US with my family.I have a Master?s Degree and a good career.I have been at my current job for almost 5 years now, and it is a stable position. The real estate market in China has been and is continuing to grow each year.As a result it is easy to rent out condos in such a large growing economy.? Local Chinese banks wouldn't approve a mortgage for me because I am a US citizen; I live in the US with my family and not in China.Also, my job income is based in the?US.? I have already saved a good amount of money which would normally be a down payment, but in this circumstance I have to pay the entire amount in cash up front to buy a condo.? I still find myself?short a small amount of money.The real estate market in China has been and is continuing to grow each year.As a result it is easy to rent out condos in such a large growing economy.? Local Chinese banks wouldn't approve a mortgage for me because I am a US citizen; I live in the US with my family and not in China.Also, my job income is based in the?US.? I have already saved a good amount of money which would normally be a down payment, but in this circumstance I have to pay the entire amount in cash up front to buy a condo.? I still find myself?short a small amount of money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$76.38

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	28%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	44	Length of status:	0y 11m
Amount delinquent:	$12,286	Revolving credit balance:	$1,637	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lucrative-truth	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving my Credit!
Purpose of loan:
This loan will be used to? Pay off my Credit Cards

My financial situation:
I am a good candidate for this loan because? I have a full time job and a part time job.? I am a new professional.? I am looking to improve my life by improving mistakes that I have made in the past.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 95
??Car expenses: $ 305
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 150
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$730.71

Auction yield range:	8.29% - 11.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	3.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1978	Debt/Income ratio:	34%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$48,933	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-rocket732	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
This loan will be used to pay off the entire balance of two credit cards. Paying off these cards with high interest rates will allow me to reduce my debt much quicker. I am in good standing with all of my credit cards and I pay timely. In addition to my salary, I earn an additional $2,000 per month as a consultant to a client in a similar industry, oil & gas. I have worked for this client for 18 months and will continue to work for him for the foreseeable future.
Paying off these two credit cards will also have the effect of improving my credit score thus allowing me more flexibility with other debt in the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$229.67

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2003	Debt/Income ratio:	28%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,592	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	VespaSF	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,400.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$2,067.71	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay down high interest debt
Purpose of loan: This loan will be used to help manage my high interest credit card debt. I was on track to making significant progress with paying off my debt with my last Prosper loan, but lost my job in November of last year. This second loan along with my new job will allow me to pay down these debts. My cards are currently at 27-29% interest rates. I made a deal with Chase to close my account and pay it off at a fixed rate of 15%, but the other companies will not budge. Being able to pay even a few percentage points less will greatly assist me in paying off my cards. I would also benefit from making payments to fewer companies each month and love being able to pay my interest to people, not banks.

My financial situation: I am a good candidate for this loan because I have a proven track record of perfect payment history with Prosper. I also have recently started a new job with an income nearly 8k higher than my previous position, making payments very manageable. The only reason I have not made a significant dent in my overall debt since my last loan is due to unemployment due to the recession. I have no delinquencies and pay bills on time. I plan on making an extra payment on this loan every two months.

Monthly net income: $ 2800

Monthly expenses:
Housing: $ 700
Insurance: $100
Utilities: $ 50
Phone, cable, internet: $ 150
Food, entertainment: $ 300
Clothing, household expenses $ 200
Credit Card Minimums- $518
Current Prosper Loan- $126

Total-- $2144

Thank you for your consideration and your belief in Prosper. Please message me if you have any questions or require any clarity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.33%	Starting monthly payment:	$45.31

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	42%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,138	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	party612	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Head Gasket Replacement for Honda
Purpose of loan:
This loan will be used to? Replace head gasket in 1999 Honda Civic Sedan with mileage of 90,000.? This car is essential for me to get to work each day.

My financial situation:
I am a good candidate for this loan because? I have an good history of meeting my financial obligations.? I am retired, but have Social Security, a pension from the state of Minnesota and a part-time job which brings in about $200 a week.

Monthly net income: $ 4,128

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$196.26

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	73%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$183.71

Auction yield range:	14.29% - 26.00%	Estimated loss impact:	15.88%
Lender servicing fee:	1.00%	Estimated return:	10.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	21%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,359	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sabrina9999	Borrower's state:	Illinois	Borrower's group:	Geek Power!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	620-639 (Sep-2008) 620-639 (Aug-2008) 580-599 (Jun-2007)
Principal balance:	$1,395.73	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Paying Off First Loan
Purpose of loan:
To pay off the first Prosper loan. The remaining money will be used towards paying down my credit card debt.

My financial situation:
I own a home and share it with my partner. I have been employed since I was 16. I have worked hard over the years to establish myself and my credit. I was discharged from Chp7 BQ in December of 2005 because of poor financial decisions. Before the BQ,?I was never late and never missed a payment. I have had 2 prior personal loans which have been paid in full. I have a current Prosper loan which I'd like to pay in full.?

I have not been late on any of my payments from my first loan nor any of my current debts. Contrary to what it shows as delinquencies, I have 16 delinquencies (not 32) and that was because of the Ch7.? I am a homeowner.?My first listing?confirmed this.
??________________________________________________________________

Monthly net income: $ 3500.00 (including myself and partner)

Monthly expenses: $ 2661.00??
Housing: $ 1283.00??
Insurance: $ 43.00??
Car expenses: $ 200.00??
Utilities: $?105.00??
Phone, cable, internet: $ 160.00??
Food, entertainment: $ 200.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 570.97 (includes first loan, to be paid in full. With the second loan, payments stay around the same give or take $10-15) Positive cash flow after expenses: $839.00 Thank you to all of you who bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$68,689	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	fund-jaunt	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Chasing the American Dream
Purpose of loan:
This loan will be used to?
act as seed money for a start-up real estate investing venture.? I intend to purchase distressed homes at discount from individuals or institutions (pre-forclosures, REO.s, HUD properties, etc) and rent or resell them at below market value to downsizers and/or first time buyers?
My financial situation:
I am a good candidate for this loan because? as it is seed money only, it will be returned to?to the investor (you) as soon as the deal closes, or reinvested by myself in the next (possibly overlapping) deal, resulting in quick turn around and lucrative return on investment ?for both of us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$762.64

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	20%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,266	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cmdqueue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	800-819 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	840-859 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Little bit of Everything
Purpose of loan:
Continue to use Prosper to expand credit worthiness, consolidate loans and debt for my girlfriend, and make some investments in my portfolio

My financial situation:
I am a good candidate for this loan because...my rent is all-inclusive $850 (no other bills) and the home I own is rented out and covers all costs (out of state and to a family member).

I have a good full-time job, do not pay for gas, and practice financial discipline often. I have the means to pay back my loan w/o relying on any returns on my investments. Rent ($850) along with phone ($60) and insurance premium ($60) are all I pay for monthly.

My Monthly Bills:

Net Income: ~$3000
Rent: $850
Cell: $60
Insurance: $60
Gas: $0 (work paid)
Food: Less than $100

I have no other costs except revolving balances I pay every month if I use them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	8	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$3,899	Revolving credit balance:	$3,321	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	return-ace6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investments
Purpose of loan:
This loan will be used to?invest in the stock market?

My financial situation:
I am a good candidate for this loan because? I have over a half million dollars in assets

Monthly net income: $ 10,000

Monthly expenses: $ 6500
??Housing: $ 1800.00
??Insurance: $ 100.00
??Car expenses: $ 800.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 500.00 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$140.09

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	19%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 9m
Amount delinquent:	$130	Revolving credit balance:	$5,275	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dream2live	Borrower's state:	Georgia	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	660-679 (Latest)
Principal borrowed:	$8,900.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 660-679 (Dec-2007) 600-619 (Feb-2007)
Principal balance:	$1,658.83	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
2nd Step

I need this money to pay off an existing prosper loan and auto and credit cards. I would also like to reinvest within prosper. My credit has improved greatly since my last loan i hope to continue doing this with?you the lenders help.? I really believe in this community, my first loan?Prosper allowed me to pay off high interest loans freeing up money to help others and this will help me further the?refi of my prosper loan along wiwith my auto will take care of this payment allowing me to further improve ! My financial situation....?
My income in 2009 on my main job?approx?$59,500 should increase moderately?On my business i received? approx?? $17,200 after expenses? this total will?be around $19,000 @ 2009's end on my third job i received?$1,800?may slightly increase?next year.. monthly cashflow is no problem and will improve as a result of this loan.??????????????????????? thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	9%
Credit score:	620-639 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	5y 3m
Amount delinquent:	$318	Revolving credit balance:	$471	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	usaf8185	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	540-559 (Jan-2008) 580-599 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay off remaining tuition due
Purpose of loan:
This loan will be used to pay off remaining outstanding tuition for my masters degree

My financial situation:
I am a good candidate for this loan because? I have a good steady job (since 08/2004) and I have already proven I? am a good loan risk in regards to my Prior successful loan repayment with Prosper from a couple of years ago.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 715
??Insurance: $ 96
??Car expenses: $ 564
??Utilities: $ 85
??Phone, cable, internet: $ 175
??Food, entertainment: $ 200
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 475
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,360	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	111%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skillful-loot	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of credit cards and sons hockey
Purpose of loan:
This loan will be used to pay off a few of my credit cards and help pay for my 9 year olds sons compeitive hockey expenses.?

My financial situation:
I am a good candidate for this loan because my wife and I have a fairly good income stream and have been responsible at making debt payments.

Monthly net income: $ 4564

Monthly expenses: $
??Housing: $ 1379
??Insurance: $ 65
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 400
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	52%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,403	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	Idahoishome	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 97% )	700-719 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	1 ( 3% )	720-739 (Aug-2009) 680-699 (Jan-2008) 620-639 (Jun-2007)
Principal balance:	$2,387.39	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Thanks to all who TRUSTED me before
Purpose of loan:

To reduce my monthly payments on my current Prosper loan. I've had one loan, paid it off, and now I want to free up more of our monthly cash flow and reduce my monthly payments while paying a decent return to those who trust me with their money. Thanks to those who've trusted me twice before!!! I don't know who you are, but I hope you'll trust me again!

My Current Prosper loan has been paid ahead and I've never missed a payment. Prosper shows I was less than 15 days once - that was when I changed banks from WAMU/Chase to my local credit union and the change happened the day after they tried pulling the money. They got the money the very next day when I called and spoke to Prosper, authorizing them to pull the payment again. There's never been a problem before this, and never since I changed banks. And my high inquiry rate is due to my changing banks also. (WAMU's conversion to Chase was a NIGHTMARE!!!)

My financial situation:

I am a good candidate for this loan because we have had impeccable credit and my credit score went up significantly since my last loan. My husband and I are both securely employed - he in the Air Force, me with the Department of Labor. (Yep, unfortunately, my job is EXTREMELY secure right now...)

Monthly net income: $ 4600 (Both incomes)

Housing: $ 1200
Insurance: $ 100
Car expenses: $500
Utilities: $500
Food, entertainment: $ 500
Credit cards and other loans: $900 (Prosper loan is $459 of this!)
Daycare $400/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	39%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,626	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bonus-chosen-one6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st Christmas
Purpose of loan:
This loan will be used to? provide a 1st Christmas for our teenage children. My husband was in the military for many years, and his first wife had difficulty coping with being a military wife and requested a divorce. Due to my husband's absence and her desire to keep them apart, my husband did not see or talk to his children for many years and did not have the opportunity to spend holidays with them. His first wife has also struggled with health concerns over the years and has been in and out of employment and housing and has not been able to provide Christmas for them either. They have recently come to live with us and are now in a safe and stable environment and we would like to provide a Christmas we think they need and deserve. With my husband working in Juvenile Justice and me being a Licensed Clinical Social Worker we understnad the importance of providing stability, love, basic needs but also value being able to provide something our children haven't had.

We just married one year ago and were unaware that the children would be coming to live with us and we accrued?credit card debt as a result of paying for the wedding ourselves.?We have managed to keep our spending to a minimal and have been paying bills on time but our funds are limited and stretched.

My financial situation:
I am a good candidate for this loan because? Paying off debt is a biblical principle that we believe in and we currently have an established budget that we have been able to manage. As mentioned above, we do have credit card debt and what appears to be high balance to limit ratio is not exactly as it appears. With the newly implemented credit law changes, many of our creditors have decided to seize the opportunity and decreased credit limits and increased interest rates thus making our credit potentially look worse than it really is. Ultimately, we would not have applied for this loan had we not truly believed we could pay it off as we discussed at length what would be an appropriate request and what we believed we could manage in our budget.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 575
??Insurance: $
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 140
??Food, entertainment: $500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$183.71

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	3y 10m
Amount delinquent:	$5,833	Revolving credit balance:	$5,888	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	surfer4ever	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bringing mortgage current
Purpose of loan:
This loan will be used to pay towards my home mortgage.? Due to a reduction in my monthly income, I fail 1 month behind on my home mortgage.? I applied for a home mortgage modification with my lender in April 2009. ? A 3-month trial loan modification was approved and my first trial payment was now adjusted to be due 30 days out from my old due date.? However, at the end of the trial period my lender informed me that the loan modification would not be approved indefinitely due to the loan not meeting the investor's guidelines.

During the 3 month trial loan modification my monthly mortgage payment was reduced by $400.00.? However, since the new mortgage payment was less than the old mortgage payment, my lender only credited my account once the trial loan payments totaled to the old mortgage payment.? Thus at the end of my lender's 3 month trail modification period my mortgage was now behind 2.5 months.

I later learned that the loan modification plan that my lender had set me up on was not the government Home Affordable Modification Program but was their own in-house loan program.? I have now reapplied with my lender for the governmentHome Affordable Modification Program (which my lender says I am qualified for).? However, my lender states that it may take up to 30 days for them to mail me all of the paperwork and to begin the process.? I am faxing my lender all of my personal financial statements to their Loss Mitigation Department in hopes of speeding up the process.
My financial situation:
I am a good candidate for this loan because in addition to working full-time I also owned a cleaning company along with my wife.? We are hard working and have picked up additional cleaning jobs to make up for our reduced monthly income.? Currently we are not in the position to pay the total amount back to my lender to bring our mortgage current.? We have had our mortgage since June 2006 and have always paid on time.? We are also current on all of our credit cards and other monthly payments.

Monthly net income: $ 6460.00 ????

Monthly expenses: $
??Housing: $ 2206.00?? (includes taxes/insurance)? Proposed payment under the government HAMP $1796.00
??Insurance: $ 70.00 (life insurance)
??Car expenses: $ 1000.00 (includes registration/auto insurance/fuel)
??Utilities: $ 298.00
??Phone, cable, internet: $ 119.00
??Food, entertainment: $ 680.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1063.00
??Other expenses: $ 30.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,518	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	7
Screen name:	profitable-bonus8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to? Consolidate Credit Card Debt

My financial situation:
I am a good candidate for this loan because? I only have been late twice in my entire credit report history

Monthly net income: $ 3600.00

Monthly expenses: $ 700.00
??Housing: $ 0.00
??Insurance: $ 115.00
??Car expenses: $ 150.00
??Utilities: $ 55.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $?0.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$201.02

Auction yield range:	14.29% - 33.00%	Estimated loss impact:	15.52%
Lender servicing fee:	1.00%	Estimated return:	17.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	45%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,824	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kristy0382	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (Jul-2008)
Principal balance:	$1,307.83	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying Off/Consolidating Loans
Purpose of loan:
This loan will be used to pay off my previous prosper loan, a citifinancial loan, and a lendmark loan.?Each of these loans is at 25% or more and by combining them into one loan I will be able to lower my payment and get them all paid off ASAP.

My financial situation:
I am a good candidate for this loan because I have a steady income and have learned the hard way to always pay my bills on time. I made some stupid/immature mistakes with my credit in the past but have been steadily improving it since I graduated college (2005)....it is a loooong grueling process :) My credit has improved a lot since my last listing and I hope it continues to do so.

Monthly net income: $ 2000

Monthly expenses: $1325
??Housing: $0 (parents pay?this)
??Insurance: $75?
??Car expenses: $200
??Utilities: $150
??Phone, cable, internet: $100?
??Food, entertainment: $150
??Clothing, household expenses $100
??Credit cards and other loans: $400
??Other expenses: $150 (gas, groceries, etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.51%	Starting borrower rate/APR:	17.51% / 19.71%	Starting monthly payment:	$251.35

Auction yield range:	4.29% - 16.51%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1984	Debt/Income ratio:	48%
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$192,609	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ferocious-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off and Close Credit Cards
Hello All,

I am seeking this loan in order to pay off a credit card whose interest rate has gone through the roof over the past year.? The card in question is one of my older credit accounts and for the past four years had an interest rate of 3.99%.? However, due to a single payment that was one day late (actually paid online at 10pm on the due date) the interest rate has skyrocketed to 29.99%.? The balance of this card was right around $20000.? I transferred half that amount to another card of mine which is still at 3.99% and the funds from this loan will let me pay off most of the remaining balance without giving the bank thousands of extra dollars in interest.?

I am employed as a Health Care Professional and have been working for my current employer for 18 years.? I don't have any issues paying off the card at its current rate but feel that the interest rate is extreme considering my credit risk and long history of on-time payments.? Also, my revolving balance is due in large part to a HELOC taken out four years ago to purchase a rental property.? That property is currently rented and has had a 96% occupancy rate since purchase.? It also includes a car loan.

Thank you for looking and please feel free to ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$196.34

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2000	Debt/Income ratio:	53%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,919	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dinero-disk	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay Off Debt
Purpose of loan:
This loan will be used to consolidate my credit cards. With the current economy and the new credit card laws coming into effect, most of my credit cards are increasing my interest rates.? One is even doubling my rate to 26%.

My financial situation:
I am a good candidate for this loan because I've never been late on any of my debts and I have a steady job with the public library in Arkansas for the past 8 years. I have no problem paying my bills, but I am also a graduate student and would like to be able to take more classes since I'm paying for them out of pocket.? I have an emergency fund, so I could make the monthly payments even if I were to lose my job.? Bottom line is that I would like to have a little more simplicity in paying my bills so I can have money left to pay tuition.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$125.72

Auction yield range:	8.29% - 28.00%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	13%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,020	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	accord3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff High APR Credit Card
Your assistance is appreciated in allowing the payoff of a high APR on a credit card.

This loan will be repaid with both salary and rental property income; statements available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,075.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$85.26

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	healthy-treasure	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lowering my balance

Purpose of loan:
This loan will be used to catch up on the credit card debt I accumulated while injured and unemployed. I worked hard to learn and build a career that I was permanently injured from and have to start over. During the time that I was unable to work I racked up debt trying to stay afloat. I have to get this under control before it ruins my life. I am 22 and have too much to work towards to be forever looking back. I don?t need a lot, just enough to get my life back under control and have a month or two that I can save more than I spend.
My financial situation:
I am a good candidate for this loan because I want to do more with my life then just pay off debt.? I work hard and am going to be working at my mother's new business on salery as of the second week on January 2010. i am also taking a seasonal job at the mall to help out with bills while I am at it.? I have never borrowed what I could not pay back and will do whatever I can to get this loan?paid back?as quick as possible. I do not pay rent or car payments so I am not likely to get behind on the payments
Monthly net income: $ 5500 ( prosper does not allow me to add my long term fianc??s income) he pays both rent, car payments and most utilities so that my paychecks can go to lowering my debt)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 18
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 80
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 250
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$291.40

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	25%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,607	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Red4Golf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 92% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 8% )	700-719 (Aug-2009) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Aviation Business Start Up Funding
Purpose of loan:
This loan will be used to?
Provide funding for the creation of an aviation management company in Olympia Washington
My financial situation:
I am a good candidate for this loan because?
I have a decent cash reserve from my recent deployment to Iraq. I have the knowledge and experiance managing people and millions of dollars worth of equipment and the drive to do what it takes to stay in the black both with the business as well as personally.

Monthly net income: $
$4200.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Utilities: $ 75?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$818.47

Auction yield range:	8.29% - 10.00%	Estimated loss impact:	6.41%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$182,023	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commerce-grizzly	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Experience Realtor purchase a house
Purpose of loan:
This loan will be used to purchase a very nice single family house as a rental unit in a?great location.? The price of this house is very attractive and will generate a good return in a short term.? I'm an experienced Realtor and know the local?housing market very well.

My financial situation:
I have an excellent credit history and am very responsible for my financial.? I?always pay off?any debt on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	2y 6m
Amount delinquent:	$470	Revolving credit balance:	$503	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peso-saber	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt before Boot Camp
Purpose of loan:
This loan will be used to?Consolidate my debt before I go to boot camp.

My financial situation: I work part time as a food service manager, working 30-40 hours a week
I am a good candidate for this loan because?Because of the job I picked in the military I have a guaranteed $25,000 bonus that is payed within a year

Monthly net income: $ 1500-2000

Monthly expenses: $ 500
??Housing: $ 200
??Insurance: $
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1982	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,529	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	precious-trade	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off Credit cards
Purpose of loan:
This loan will be used to consolidate debt.? I had to use my credit cards to fix my car and other unanticipated expenses.? The problem?is I have been unable to pay down the the balances because I have had to juggle credit card payments at times.? I am not looking to abdicate responsibiliteis I am looking to be able to find a reasonable way out of the situation I find myself in.

situation:
I am a good candidate for this loan because I work hard and wil pay back whatever I borrow.? Even though?I am a teacher, I work summers and I tutor to make extra money.? I am always looking to make extra money and I will not stop just because these bills will hopefully be paid off.

Monthly net income: $

Appproximately $3000
Monthly expenses: $
??Housing: $ 700
??Insurance: $ 75
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 170
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$421.88

Auction yield range:	6.29% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1996	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,959	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Gruver	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Consolidate medical bills
Hi, I am looking to consolidate several medical bills from the birth of my child.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	8.29% - 19.00%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	4%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	5	Length of status:	4y 3m
Amount delinquent:	$422	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Paperclip12345	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughter's Tuition
Purpose of loan:
This loan will be used to provide our daughter's school tuition. We made a quick decision just before the current school year started to put our daughter into a private school with only 10 students per class because the tuition was very reasonable and she needs to learn to focus on her school work instead of socializing all the time which has been/is a major interferance of her education. We are glad she's great at socializing but...

My financial situation:
I am a good candidate for this loan because in 1999 we decided to go debt free and use cash only. Since then we have knocked off all evil credit cards, ye-haw, loans, debts, etc. Paid off both vehicles and avoided the housing hype by renting! All while adopting 3 wonderful kids and our short term future goal is to purchase a undervalued bank owned?house in the next 1 to 4 months to quality for the housing tax credit and give our kids a true sense of home by?having a place to really call home.? I would like to pay this off at 20% with 4 to 12 payments for a total of $1200.00 because I don't like debt but this is important.

Monthly net income: $ 3200.00

Monthly expenses: $ 2387.00
??Housing: $ 1000.00
??Insurance: $ 169.00
??Car expenses: $60.00?
??Utilities: $?200
??Phone, cable, internet: $108.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150
??Credit cards and other loans: $00.00?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1986	Debt/Income ratio:	30%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	6y 5m
Amount delinquent:	$43,585	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	inspired-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building daycare/business venture
Purpose of loan:
Finance the building of "great room" that will serve as a business venture for my wife and I. She is semi-retiring and went back to school recently to receive her certifications for CA.
My financial situation:
I have a steady source of income and aside from a recent foreclosure (got caught up in the housing bubble of years past) have always made well on my debts and recently paid down all my credit cards to 0 balance. creditors reduced my credit limits by close to 75% and the reason I am applying for the loan. Thank you for any consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$235.69

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,085	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	contract-jalapeno	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-Term Consilidation
Purpose of loan:
This loan will be used to consolidate short-term debt that would be repayed within a 6 month period.

My financial situation: Stable, employed full-time in Healthcare-RN (NURSE.)
I am a good candidate for this loan because I've been a responsible lendee in the past and have a solid career field to replenish loan amount requested within 6 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,874	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	equitable-power	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding: Jan. 2010
Purpose of loan:
This loan will be used to pay for the final details for our wedding, which will be held on January 14, 2010 in Whitehouse Jamaica.?
My financial situation:
I am a good candidate for this loan because I have very secure employment in municipal government.? I am a Public Information Officer for the community that I serve, and have been in the position for over seven years.? It is a rewarding job with an organization that has been able to withstand the federal and state budget cuts that have been passed down to municipalities.? I plan on paying this loan back very quickly as well.??My fiance and I?plan on paying $500 per month until paid in full with first payment to be applied,?December 2009.? My fiance and I have had numerous expenses with the wedding and we need to shore up the gap.? We have had many other obligations to contend with as well, such as a 25-year wedding anniverary for a family member, and now Christmas, which is quickly approaching.
Monthly net income: $ 2500 (This is my net income only).

Monthly expenses: $ 1400
??Housing: $ 460
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	4.29% - 20.00%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	45%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$66,634	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loan-saga	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest credit cards.
Purpose of loan:

I want to cut my $7,000 balance on a credit card with 29.9% interest rates down to something more reasonable.

I am a good candidate for this loan because:

This is my second P2P loan. Never missed or late on payment. I?love the idea of people helping people instead of making the banks rich!

I am dedicating my income over the next couple of years to becoming 100% DEBT FREE.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$323.92

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	36%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,905	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nickel-icon	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? I am planning to use this loan to pay off a home improvement loan I am currently paying on.? Then I will be able to re-borrow the money to pay back this loan and take out additional money in order to pay off my high interest credit cards.? I am borrowing this money from my 401K plan but I can only have one loan out at a time therefore, I need to re-pay the outstanding balance of $7500 from my the home improvements we made two years ago.? I only need this loan for 3-4 months before I will be able to re-pay the balance.? I must wait 60 days from the date of my re-payment before I can borrow again.?

My financial situation:
I am a good candidate for this loan because?I have the money available to me.? The money to re-pay this loan is my money and I do not need to meet any specific criteria to obtain the money. I just need to re-pay the existing balance in order to obtain additional money. ? My spouse and I are currently paying all of our debt on time and with no late payments.? We do not have negative income and we are able to maintain all of our existing bills.? We are just attempting to get rid of high interest credit cards and consolidate into one monthly payment.? A few of our cards were bought out by Chase bank and they raised our interest rates due to the economy crisis. Now we just want to eliminate them.?

Monthly net income: $ 6,300

Monthly expenses: $
??Housing: $ 1639
??Insurance: $ 145
??Car expenses: $ 1,000
??Utilities: $ 140
??Phone, cable, internet: $ 170
??Food, entertainment: $ 175
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 900
??Other expenses: $ 100 gas for two cars
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$114.49

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1983	Debt/Income ratio:	13%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$409	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	agile-commerce	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,559	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	thempress	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement - Basement Remodel
Purpose of loan:
I will be using this loan to finish our basement remodel. We are half done and would like the money to finally finish. We have been paying cash-out-of-pocket as we go, but want to finish so that we can use our new square footage sooner. Our kids are growing bigger and outgrowing their current family/play room.

My financial situation:
I am a good candidate for this loan because?I own my own home outright and have a good bill pay record. I am also a lender on Prosper and would like to use the service as a loan option.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 6m
Amount delinquent:	$647	Revolving credit balance:	$7,059	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gold-chorus	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Card
Purpose of loan:
This loan will be used to payoff approximately $2,500 of a capital one credit card.

My financial situation:
I am a good candidate for this loan because?I?have steady income and a stable job.? I have worked in the steel construction industry as a professional for 15?years.? My financial situation has taken a hit over the past year due to?a bad renter in my home in Atlanta.??I?have a new renter to enter the house in December that will provide $1200 of income a month.? For the past 6 months I have received less than $1000 total.? Thus?any excess funds I have had has been severely depleted.?

Monthly net income: $ $7024 + 1200 for rent starting in December

Monthly expenses: $
??Housing: $ 1650
??Insurance: $?car insurance paid for by?my employer
??Car expenses: $?447
??Utilities: $ 300
??Phone, cable, internet: $150
??Food, entertainment: $ 400
??Clothing, household expenses $150
??Credit cards and other loans: $ 915
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$68.36

Auction yield range:	11.29% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,357	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-durable-bazaar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get rid of high interest credit
Purpose of loan:
This loan will be used to? pay off high interest personal credit cards.

My financial situation:
I am a good candidate for this loan because?I make all my payments on time and have a business that is more profitable every year.?

Monthly net income: $ 3,023

Monthly expenses: $
??Housing: $ 975
??Insurance: $ 110
??Car expenses: $ 324
??Utilities: $ 150
??Phone, cable, internet: $?55
??Food, entertainment: $?80
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 180
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1983	Debt/Income ratio:	46%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	12	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,612	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lgunnels	Borrower's state:	Georgia	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008) 540-559 (Jan-2008) 500-519 (Jan-2007) 480-499 (Dec-2006)
Principal balance:	$1,548.54	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay Off Debts
?I am a 55 year old single male. I would like to borrow $3,500.00 to pay off credit cards.? My income is $900.00 and my monthly payments will be $525.69. That will leave $374.31 a month to buy groceries and??pay back the loan. My balance on a previous loan from Prosper is $1,548.54. Thanks for your consideration for a loan.

Credit Card Debt $3,894.00

MONTHLY BILLS
Rent-$300.00
Lights-$50.00
Water-$17.00 (bi-monthly)
Cable-$12.52
Phone-$34.00
Internet-$40.00
Prosper Loan- $80.67
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,625.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$286.13

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1987	Debt/Income ratio:	33%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$124,267	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	adventurous-exchange8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to cut up the credit cards
Purpose of loan:
This loan will be used to get some maneuvering room to?juggle debts around and start down the?road to cutting up all credit?cards and becoming debt free. I have put myself in this position, but credit card companies closing used and unused lines, reducing limits on others and raising rates ahead of 2010 changes have impacted my score,?magnitude of payments?and complicated the situation. This loan would simply give me the breathing room to reverse course and start a payoff snowball.

My financial situation:
I am a good candidate for this loan because I have had?my wake up call,?my days of living large are?over and I?always honor my obligations on time. Solid family man with one in college, good job of over 15 years, in same industry for over 25. Zillow.com says today house worth 342k, but has always read low. House appraised 400K?at start of?recession and zillow was significantly below that at the time. First 313k, 2nd 34k.

Monthly net income: $ 6142 Personal $9K Household

Monthly expenses: $ 8790
?Housing: $ 2319
??Insurance: $ 157
??Car expenses: $ ?323
??Utilities: $ 332
??Phone, cable, internet: $ 307
??Food, entertainment: $ 500
??Clothing, household expenses $ 133
??Credit cards and other loans: $ 3560
??Other expenses: $ 1159
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$415.75

Auction yield range:	14.29% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	26%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,564	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-responsible-commitment	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off and consolidate my existing credit cards. ?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and in full.? I want to get my payments consolidated into 1 package so I can pay them off faster.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 75 ????
??Car expenses: $ 200 ????
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$400	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	balanced-economy7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
changing my moms stairs into ramps
Purpose of loan:
This loan will be used to help my disable mom.She can barely walk and sometimes needs a walker.So I was going to change her stairs into ramps,so she'll be able to move around her house better without tripping or falling.

My financial situation:
I am a good candidate for this loan because I'm very reliable.Meaning I'll pay my loan back as soon as possible.Also because I'm a good citizen.I help with charities,church,and many other organizations in the community that need help.So I believe that I should get some kind of credit back and be able to get a loan.

Monthly net income: $ I get exactly $600 every month depending on how many appointments i get

Monthly expenses: $
??Housing: $?800
??Insurance: $ 45
??Car expenses: $ 500
??Utilities: $ 2000
??Phone, cable, internet: $ 1200
??Food, entertainment: $ 200
??Clothing, household expenses $?1500
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.02%	Starting borrower rate/APR:	25.02% / 27.33%	Starting monthly payment:	$119.31

Auction yield range:	11.29% - 24.02%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1998	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,983	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	credit-welder	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trimming down the credit cards
Purpose of loan:
This loan will be used to trim down the credit cards. Why should the credit cards have all the profits?

My financial situation:
I am a good candidate for this loan because I take resposibilities seriously. I pay my debt obligations faithfully every month, such as the credit cards I would like to get rid off with this loan. The results of my credit report will show that I am an safe investment and not a risk.

Monthly net income: $ 4,300.00

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 80
??Car expenses: $?500
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$442	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	useful-deal5	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Grateful Feet
Purpose of loan:
This loan will be used to purchase inventory for my business. Greatful Feet specializes in everything that makes the foot comfortable. Great shoes like Birkenstocks, Cloggs, Dansko, Clarks, to name a few and also insoles to relieve foot pain or make it more comfortable. We have been selling our merchandise out of our home, going to houses that want to hold a "Grateful Feet Party". We sell a lot during those parties and the hostess recieves merchandise for hosting the party accordinly to the sales. We have a great clientele base and great demand. We custom fit the shoes with foot inserts and other articles that make the foot happy.?We are opening??a store? at a very busy shopping place. We are very confident this will increase our sales and our clients can have a place where they will be bringing their referals without wondering where the next party will be. It is going to be more convenient for all of us and we can?expand our business?We have already leased a place but we need? capital to purchase? inventory .
My financial situation:
I am a good candidate for this loan because I work hard. I begun doing this type of business working almost every night while holding my other job. I am willing to dedicate all my effort to the success of my business. I am honest and I pay all my obligations on time. I just need somebody to believe in my project. I already have been able to draw income from this business, so I know I will make the payments I had a banrupcy in the past(7 years ago) due to unauthized use of my credit by someone I trusted, loss of my job (the company closed down) and illness. I rebuilt my credit ever since and I have a good cretit score. I have shown I can do it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$81.76

Auction yield range:	14.29% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	16%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	1y 5m
Amount delinquent:	$17,040	Revolving credit balance:	$23,668	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mountain3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finalize my divorce
Purpose of loan:
This loan will be used to?finalize a divorce that I have represented myself on to this point. Unfortunately, my?soon to be x- husband and I could not come to any agreement because he has a new family now beacuse he had a baby with my x-best friend.?In VA when you committ adultry, the other spouse is entiltled to alimony. He just recently obtained a lawyer.?So, I need the funds to retain a lawyer for?the final step of my divorce in lieu of no longer being able to represent myself.?

My financial situation:
I am a good candidate for this loan because?my personal credit (thing only in my name) is great!?My credit score has been severely impacted due to my mortgage and his lack of upholing our property settlement agreement.?My home has been sold for many months (short sale) but there is a serious hold up?by the banks. As each month passes, my credit, that is tied to his, takes a hit. I have a steaty?full-time job as a group home manager for adults with disabilities. I have been?working for the agency since May of 2008. Prior to that, I taught?for several?years here in VA, and also in FL.?I am a very hard working and responsibile individual that just needs financial assistance?to end my marriage and begin to repair my credit.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 120
??Car expenses: $?425??
? Utilities: $ 100
??Phone, cable, internet: $?225
??Food, entertainment: $ 50
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 90
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1988	Debt/Income ratio:	14%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$376,960	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-unique-diversification	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting to bonus time
Purpose of loan:
This loan will be used to?get me to bonus time?

My financial situation:
I am a good candidate for this loan because I receive 75% of my income in March as that is when my bonus is paid.?

Monthly net income: $30,000

Monthly expenses: $ 10,000
??Housing: $4000
??Insurance: $2000
??Car expenses: $1000
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,218.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$190.81

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	57%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	33	Length of status:	3y 8m
Amount delinquent:	$1,374	Revolving credit balance:	$17,350	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	112%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mugs101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (Jul-2009) 560-579 (Jul-2008) 560-579 (Jun-2008)
Principal balance:	$681.30	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
I need your help...up 60 2nd loan
Purpose of loan:
This loan will be used to?consolidate bills, pay for vehicle repair, and eliminate some stress.

My financial situation:
I am a good candidate for this loan because?I have a strong faith, I am a teacher with a solid job, I have been married for 19 happy years, I have been through alot of health issues within my family that have only made us stronger.?I would be happy to answer any questions.? Spouces income adds another $2000 net to monthly income.

This is my second prosper loan.? Payments will come out automatically.?
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 265
??Car expenses: $305
??Utilities: $ 90
??Phone, cable, internet: $ 93
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,016.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.22%	Starting borrower rate/APR:	11.22% / 11.57%	Starting monthly payment:	$99.05

Auction yield range:	3.29% - 10.22%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,068	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AdvertisingCompany	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gas Pump "Take-One" Advertising Biz
Purpose of loan:
Our company has developed a "take-one" ad dispenser designed to be mounted on top of gas pumps directly at eye-level.? If someone sees an offer they are interested in, they can pull a coupon to take with them.? We have already produced a prototype of the pictured dispenser.? This loan will pay the costs of manufacturing enough dispensers to mount at each fueling position at three local gas stations with whom we have contracted (as well as some extra dispensers to have on hand in case of emergency).? We have already signed contracts and received 50% deposits from 2 local advertisers to place their coupons in the dispensers.? We are working to sign up as many new advertisers as we can before the dispensers are installed on Jan. 1, 2010.? See more pictures of the dispenser at:? www.ValuPump.com

My financial situation:
I am a good candidate for this loan because I have a solid record of meeting my financial obligations.? I was honorably discharged from the Air Force this past June after 4 years of service.? I am now a stay-at-home dad and CEO of our company.? My wife works full-time (more than full time actually...) as a physician in her second year of residency training.? I also work part-time at our church. Our combined annual gross income is $52,000.? We have been married almost 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$153.80

Auction yield range:	4.29% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1975	Debt/Income ratio:	12%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$226	Occupation:	Professional
Public records last 12m / 10y:	2/ 5	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-truth-beast	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?complete paying off credit cards?

My financial situation:
I am a good candidate for this loan because?I have paid by debts down over 90% over the last 3 years and trying to?reestablish my credit to the high rating that I enjoyed for 25 plus years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$193.72

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	11%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,313	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jumpin_jack	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	820-839 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Aug-2008)
Principal balance:	$5,584.95	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Buying a 4x4 for Michigan Winters
Purpose of loan:
This loan will be used to purchase a second vehicle, one with four wheel drive for my lengthy early morning commute in the winter weather.

My financial situation:
I took out my first Prosper load in Sept. 08 and I will never go back to conventional credit if I can prevent it - the past year surely hasn't given anyone any reason to have more love for the banking institutions.? My first loan was to consolidate debt and has allowed me to aggressively pay down that debt, now the time has come to purchase another vehicle and Prospers loan model will give me more insurance models to work with, as here in Michigan (a no fault state) rates are considerably higher than average.? Please look at my loan history with my first loan and forward me any questions you have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2002	Debt/Income ratio:	2%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	1y 11m
Amount delinquent:	$477	Revolving credit balance:	$140	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	scorpioRWH	Borrower's state:	Oregon	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	500-519 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Debt Consolidation
I'm looking for a loan to pay off a few small debts.? I'm working on reestablishing my credit, and this loan would certainly help.? I have a very low income to debt ratio, and can easily afford the payments.

Now, a little bit?about myself.? I'm 32, married, and have three kids: an eight-year-old son, and seven-year-old twins (a boy and a girl).? I was raised in Montana, and moved here to Oregon about eleven years ago.? Someday, I hope to move back to Montana.? I enjoy football, music, and spending time with my family.? If you invest in this loan, you won't be sorry.? I'm committed to achieving a good credit score, so I can give my family a financially secure furture.? Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1987	Debt/Income ratio:	54%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,274	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sweet-ore	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Cards
Purpose of loan:
This loan will be used to? pay off two credit cards with interest rates of 25% I had to use the cards when I recently lost my job and now that I have been working again for 5?months I am able to pay them I just want to be able to pay them faster and at a lower rate of interest.

My financial situation:
I am a good candidate for this loan because? I have never made a late payment, and I have a secure job and make more then enough to pay my bills. I am just simply to trying to pay my bills off at a much lower rate of interest.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$498.50

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	26%
Credit score:	820-839 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$866	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	banshee4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to expand inventory and equipment.?A little capital will help achieve our goals and continue to grow.

My financial situation:
I am a good candidate for this loan because I have good credit. I have good credit because I have and will continue to pay loans back, in full and on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$91.00

Auction yield range:	8.29% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1984	Debt/Income ratio:	41%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	26 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$93,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	penny-poplar	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Expenses for College.
NOTICE:
Unfortunately my previous listing which was 100% ended up being canceled due to a miscommunication between myself and Prosper. I urge you to bid again if at all possible, I would hate for a minor paperwork error to ruin this opportunity.

Purpose of loan:
This loan will be used to pay for my son's (Tom) unexpected moving fees.? He was living in a house by campus and the living situation became unbearable. One of his roommates continuously threatened to harm my son, and he was desperate to move out.? It meant him moving into a new house, and I don't have enough cash right now to help him get situated with all of the moving expenses. The costs include new housing deposit, increase in rent, furniture, and a parking pass ($750) because the new house is no longer walking distance. He attends Arizona State University and majoring in Chemical Engineering. He was recently hired by Rosetta Stone and is working to cover other cost of living increases.

My financial situation:
I can very easily afford the monthly payments on a loan this size. I am employed full time at a steady job (Senior Underwriter for Fireman's Fund Inc) that earns enough to comfortably cover my normal expenses. My husband also works full time as well. Tom intends to make the payments to me from his new job once everything is stable again.

Monthly net income:
My salary (after tax, benefits, and other fees)? is paid in biweekly payments of $1862.02.
My Husband earns an average of $575.00 weekly from his job as a crew manager with B. Haney and Sons.
My son's biweekly paychecks average $350.00. (Because of classes, he has limited work hours)

Additional Note:

This loan would relieve a lot of stress, and as my credit report shows, I always pay back what I am loaned on time. Prosper does not allow it, but accounting for my net family income would very likely give a higher Prosper rating.? The revolving credit is based upon joint accounts.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	21%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,627	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deal-symphony	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?Pay off personal and credit card debt.?????

My financial situation:
I am a good candidate for this loan because? Have a great job, Even tho have ahvent been there long i was laid off from my last job and have always kept a job

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 561
??Utilities: $ 150
??Phone, cable, internet: $40
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?4500
??Other expenses: $ 12000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	645%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,447	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-reward-fir	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF SOME EXPENSES
Purpose of loan:
This loan will be used to payoff some expenses for my home.

My financial situation:
I am a good candidate for this loan because I know I will pay off this loan in a reasonable lengty of time.

Monthly net income: $

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 70
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,517	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	respectful-capital	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Order Fulfillment
Purpose of loan:
This loan will be used to finance the production run of our beverage product and create additional inventory for already lined up buyers.?

My financial situation:
I am a good candidate for this loan because

We already have a purchase order in place from a resteraunt?that will cover the entire cost of this loan, their net terms are 60 days.? Since they don't pay in advance, we need the funding up front to pay for the initial production run.? We have already completed a successful trial run.? We would use a PO Lender but to them, the order is to small.

If you are interested in what our beverage is and to view the purchase order that is currently in place please send an email and we will provide you with that information.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	34%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 6m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 660-679 (Mar-2008) 660-679 (Feb-2008)
Principal balance:	$2,178.77	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Condolidating credit cards
Purpose of loan:Initially I would like to take this opportunity to thank everyone that participated in my first auction which ended with a successful Prosper loan.This loan helped my family pay down some of our credit card debt.When I received an e-mail from Prosper stating that I had paid my present loan so well they asked if I would like to participate in the Program again and I decided I could use funds to pay down the rest of my CC Card debt:?$5,000--$900.00@29.49%? $1,900.00 @ 29.49%.=$7800. The delinquent amount showing is from a settlement on 2 credit cards when I settled with B of A.?
Prosper is a great venue for people helping people.Thank you for your consideration

My financial situation:
I am a good candidate for this loan because? I have paid as I agreed to Prosper with automatic payments from my bank account.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1671
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 200
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1972	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	23 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,929	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	garwest	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 6% )	700-719 (Sep-2009) 680-699 (Jun-2008) 680-699 (Mar-2008) 660-679 (Dec-2007)
Principal balance:	$3,206.60	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Rebuild Cash Flow
Purpose of loan: Build two months cash reserves

My financial situation: I am a good candidate for this loan because I have become successful with a mortgage broker. With the indepeence he allows me and the timely way he pays my earnings, I am able to generate an average of $10,000 per month. I intend to remain in this position for the rest of my career. I sold a business at a distress price some years ago and we are still rebuilding reserve cash. Then, during this tranisition our cash was further depleted until my loans begin to close this month. Our family is on the verge of turning the corner to recovery from a disastrous financial period from that transaction. This loan will allow us to continue and finalize this healing. This loan will be deeply appreciated.

Monthly net income: $?10,000?
Monthly expenses:

Housing: $ 2,100??
Insurance: $ 500??
Car expenses: $ 500???
Utilities: $ 225??
Phone, cable, internet: $ 150??
Food, entertainment: $ 500??
Clothing, household expenses $ 400??
Credit cards and other loans: $ 1,000??
Other Debt $2,800
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1994	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	12y 1m
Amount delinquent:	$1,129	Revolving credit balance:	$9,911	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	treasure-carnival	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards to allow me to focus on and manage my monthly expenses.?

My financial situation:
I am a good candidate for this loan because? although I have numerous credit cards, I still manage to pay them on a timely matter.? Therefore making one monthly loan installment will be easy for me.? Due to being a cocktail waitress, my W2 does not accurately display my income (tips).? I am a single mother with a 3 year old daughter, and ultimately this will relieve a lot of stress for me.? I also receive $1000 a month child support and have documentation for verification.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1135
??Insurance: $ 140
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.29%	Starting borrower rate/APR:	5.29% / 7.34%	Starting monthly payment:	$301.01

Auction yield range:	4.29% - 4.29%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1988	Debt/Income ratio:	35%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	21y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,303	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedicatedteacher5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 96% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	1 ( 4% )	760-779 (Apr-2007) 760-779 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Buying a new car
Purpose of loan:
This loan will be used to purchase a car for me to work in.? I drive a long distance daily and need a car with great gas mileage to get to and from work.

My financial situation:
I am a good candidate for this loan because I had one Prosper loan and paid it off.? My credit score is a?A for Prosper because Prosper lists me as having been late on one payment.? I was NEVER late on a payment.? I made an extra payment once that was entered two days before my regular monthly payment was withdrawn from my bank account.? The payment went through before my regular payment and caused a conflict.? It registered as if I didn't make a full payment when in fact, I paid an extra amount.? I called and Prosper told me not to worry about it.? Both payments eventually went through, but it still reads that I was late on a payment.? Bummer - my credit score should be an A+ - NEVER late on a payment!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.92%	Starting borrower rate/APR:	29.92% / 32.30%	Starting monthly payment:	$636.12

Auction yield range:	14.29% - 28.92%	Estimated loss impact:	15.32%
Lender servicing fee:	1.00%	Estimated return:	13.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1991	Debt/Income ratio:	27%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,396	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	velocity-socrates	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards, consolidate into one payment

My financial situation:
I am a good candidate for this loan because? I don't have any major bills other than the basics (rent, food, etc.)? I've had my job as an equities and derivatives trader since graduating college in 2007 and I'm a high performer within the company.? Also, despite my debt load, I have a very positive net worth backed by a 401k, Roth IRA, and liquid investment account.? I would rather service the debt than to have to access those funds, but it's there in case of an emergency.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $?45
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $?50
??Credit cards and other loans: $?300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$214.19

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1971	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	27 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$157,108	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rate-gadget	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New front door and inside repairs
Purpose of loan:
This loan will be used to?for a new front door and some inside bathroom repairs.

My financial situation:
II am a good candidate for this loan because in my 63 years, I have never defaulted on or required a lender to settle for less then what I owed.?I have always paid my debits off in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	19%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	31	Length of status:	6y 9m
Amount delinquent:	$31,622	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adinic1003	Borrower's state:	Connecticut	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,600.00	< mo. late:	0 ( 0% )	680-699 (Mar-2007) 680-699 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
MAKE MONEY ON ME!
Well this is my second go around with Prosper.? I had a loan?before and as you can see was always paid on time and in full- NEVER LATE.? What do I need the money for?? I got a bad deal on a vehicle that I purchased 2 years ago and want to finish paying it off so I can sell it.? I know my credit is not great?but?I never missed a payment with?my first?Prosper loan and paid it off early.? ???

A little bit about myself:? I am married, no children and?home owner.? I have been an office manager for over 6 years and gross roughly $40K a year.??My husband is a computer System Analyst for the New York Stock Exchange (NYSE) in Greenwhich, CT and makes about $70K a year.??Together we make good money and can pay this loan with no problem.??

The?delinquencies showing on my?credit report are old ones but need to stay on?for however long with the credit companies.??I am never late on any of my bills.? I plan on paying this loan back in less than 3 years.? I can provide any financial information you need.? The following is a breakdown of my monthly finances:??

Mortgage=? $1,800.00
Credit cards total balance=? $2,500.00
Household, utilities=? $550.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$154.83

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	19%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,711	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brainy-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down balances on my credit cards with higher interest rates, which will save me money, improve my credit score and and aid me in ridding myself of credit card debt.

My financial situation:
I am a good candidate for this loan because, as my credit profile indicates, I always pay my bills and credit cards on time. Additionally, my employment as a paralegal is secure. If my listing receives enough funds to meet my requested amount, I plan on repaying it as soon as possible.? Please contact me if you have any questions.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1987	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	26 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$95,543	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	telescope7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Chase Outrageous Interest
Purpose of loan:
This loan will be used to?Pay off Chase Bank credit card...have had this card for years, and recently raised rate to 29.99%, even though I have been an excellent customer, perfect payment record. Now of course my interest charges per month will make it harder to pay off card completely!

My financial situation:
I am a good candidate for this loan because?I have excellent credit, never miss payments...have three homes which I own and rent, have owned my own home for over 30 years. Took care of my Mom for four years until she passed away over eight years ago. Because of this, my debt load became very high for the first time in my life...I am also paying off my twin daughters undergrad college loans, and am working on a Master's degree myself so I can transition into a career in educational technology. My debt to credit ratio is high now because of combo of banks lowering my available credit as well as raising interest rates...this sounds like a great opportunity to make a significant dent in my debt load!

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1991	Debt/Income ratio:	2%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,559	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	glc527	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,400.00	< mo. late:	0 ( 0% )	700-719 (Apr-2007) 680-699 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Buliding Credit Score to buy a home
I want to improve my credit score which is between 720-740 right now.???I plan to buy a home?in about 2 years.but have very little debt?currently so I need to borrow and make timely payments to improve my score.? Most of my income right now goes into savings (for my house)?and monthly expenses.? I had a prosper loan about 2 years ago which I paid on time every month and helped me to improve my credit score by almost 20 points.

My financial situation: I have?very little?debt and make a high income.? I work for a very strong company and have been there for over 5 years.

I submitted a prosper loan about 3 weeks ago but did not get the full amount requested so the loan was not granted. I was not aware of that as a possible outcome and thought my loan would be given at the total of the bid amount at the conclusion of the loan period. Lessoned learned. I lowered my total request amount from $5000 to $2500 and I am raising the starting rate. The amount of the loan is not important but it needs to be enough to impact my credit rating.

I am going to answer a couple of questions that were asked toward the end of the loan bidding time that I did not get a chance to answer.

Of the $10,000 to $11,000 in current credit balance only $4,000 of that is mine. The other $6,000+ is on a card that is owned by my mother. I have signature power on my mothers card but I am not an owner of that account. Not sure why this Credit Card comes up on my credit report but my mom makes her payments on time so it does not have a negative impact on my credit rating.

On the items that were shown as past delinquent and the public record is from 2001-2002. I lost my job after 9/11 in NYC. I tried to start my own business but ran into a difficult time collecting from my clients on a timely basis. I used a debit consolidation service (big mistake, never do it) and on their recommendation I did not pay my debts for several months. They told me I could not use their service unless I took this step. Before that time and since then I have never missed or been late on a payment. I have since been a party of a Class Action suit against this company that was won ( I got got about $700.00). After that experience I have limited my spending using debt and make a really nice income that lets me afford my life without any real debt. However now that I am planning on buying a home the lack of debt is an issue which I am trying to solve by getting this loan.

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$307.84

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1991	Debt/Income ratio:	21%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,517	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sentimental-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff to purchase home
Purpose of loan:
This loan will be used to pay off credit cards to qualify for a home loan. I have sufficient funds for a deposit, down payment, and closing costs but would like to get a better rate by paying of $7000 in credit card debt which also allows me to meet a specific purchase price. Home is under contract and deposit has been cashed ($13,950).

My financial situation:
I am a good candidate for this loan because I have stable income and quarterly bonuses that I can use to repay all obligations. I can also use the proceeds of the first time home buyer rebate ($8,000) to repay any obligations as well as the proceeds from my deposit. Proof of home contract and deposit can be provided.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 115
??Car expenses: $ 612
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$609.73

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2001	Debt/Income ratio:	43%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,650	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	scrappy-yield	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest card
Purpose of loan:
The purpose of this loan is to consolidate my credit cards. My introductory rates have expired now and i will have to pay a rate of about 34.99%

My financial situation:
I am a good candidate for this loan because?I always pay my monthly payments and now i will be able to Pay off my credit cards going into high interest ratebr /> Monthly net income: $3000 Monthly net income: $1915 housing - $1000 phone, internet - $75 utilities - $40 food and entertainment - $200 petty household expenses - $50 credit cards - $550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$304.78

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,806	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-return-balancer	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A nice wedding
Purpose of loan: My Girlfriend and I are planning our wedding. We are both 38 years old and at our age we don?t feel the need to have a grand wedding. However,?we would like to be able to share a special day with our family and friends that we will always remember. This loan will allow us to do so.
My financial situation:
I am a good candidate because: I have a good debt/income ratio. As a Merchant Marine Officer with a specific skill set, I have job security despite the current economic crisis. I have seven plus years?of consecutive employment?with my present employer and thirteen plus years in my industry. For many years now I have paid all my bills on time in full (not one missed payment). Paying this loan on time will help to further build my credit, which will?help us finance a home in a few years.
Monthly Net Income:?
My gross annual income is $98,100. My monthly?NET income after taxes, retirement contributions, and health insurance is approx $5900
Monthly expenses: $?
? Housing: $ 700.????????
??Insurance: $ 82
??Car expenses: $ 506.
??Utilities: $?80.
??Phone, cable, internet: $ 475
??Food, entertainment: $ 1100
??Clothing, household expenses:?$200
??Credit cards and other loans: $ 50
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$306.19

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1980	Debt/Income ratio:	13%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	27y 5m
Amount delinquent:	$8,400	Revolving credit balance:	$1,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	560-579 (Aug-2008)
Principal balance:	$2,866.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Combine all bills into one
Purpose of loan:
I want to combine all my bills into one to get them paid off faster.? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 665.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off a little faster than the 36 months.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC that had a $12,000 credit limit and balance that had fell behind and went to a collection agency but I have had a payment plan with them for over a year but feel not I am not making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and can pay off for $4200. ? Would love to be able to pay that off and include all others bills.? It would just relieve some stress and help to get my credit back to top notch standing.? Please help me to do that.?

Monthly net income: $ 2900

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
?I want to have just one basic payment a month.?? Please help me get debt free. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	46%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	2y 10m
Amount delinquent:	$5,108	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	witty-dinero	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for continuing education
Purpose of loan:
This loan will be used to pay for my continuing education in the investment business.??After being educated, I will be able to help many others out?of their financial situations along with non-profit?organizattions and businesses.?

My financial situation:
I am a good candidate for this loan because I have a steady work history, a great work ethic and I am an excellent manger of my personal finances.

Monthly net income: $ 3000

Monthly expenses: $?800
??Housing: $ 400
??Insurance: $ 120
??Car expenses: $ 100
??Utilities: $?
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2001	Debt/Income ratio:	28%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,201	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rapid-moola7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Waterlines
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 744
??Insurance: $ 200
??Car expenses: $ 280
??Utilities: $ 200
??Phone, cable, internet: $ 400
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1996	Debt/Income ratio:	40%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$27,877	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	ajgilb	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	600-619 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	1 ( 5% )	640-659 (Jan-2008) 620-639 (Dec-2007)
Principal balance:	$7,372.95	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off credit cards and taxes
I am wishing to consolidate some credit card debt and some California state taxes. My old CPA did not file the state portion of my taxes in 2005. I recently got a notice and had to file and now owe the state $8200. If I can pay this off and two other credit cards I will be left with only my American Express card and Prosper loans as monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$130.84

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1967	Debt/Income ratio:	7%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 2m
Amount delinquent:	$176	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	uprising1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing a Growing Business
Purpose of loan:
This loan will be used to? for?a 3 month marketing campaign for a growing company.? The company is growing but want to run this marketing campaign to push it over the top.? This campaign is being designed to push us into a positive cash flow position.

11 months ago I purchased a small insurance agency.? In 11 months we have more than doubled our size and are growing rapidly.? We are a traditional home and auto aganecy.? We also sell life insurance and annuities.

My financial situation:
I am a good candidate for this loan because? our company is approximately?2-3 months from profitability.? We are growing the agency at an extremely rapid rate.? We have more than doubled the size of the company on 2009.? I have good credit and am determined make this company a success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,537	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-loyalty-tamer	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying
Purpose of loan:
This loan will be used to Payoff a couple of loans and increase my personal cash flow

My financial situation:
I am a good candidate for this loan because I have paid all bills?on time for the past 4-5 years

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1858
??Insurance: $ 202
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ 190
??Food, entertainment: $ 200
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	14%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,465	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	balance-cougar	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off student loan
Purpose of loan:
This loan will be used to? make vehicle repairs instead of getting another vehicle and some extra Christmas cash

My financial situation:
I am a good candidate for this loan because? secure employment, excellent payment history, this loan shall be paid on-time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$356.20

Auction yield range:	17.29% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1986	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	12	Length of status:	0y 2m
Amount delinquent:	$16,177	Revolving credit balance:	$0	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-p2p	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Greeting card buyer
Purpose of loan:
This loan will be used to? Will be purchasing 150k greeting cards at a cost of 7 cents each. Will also be buying the copyrights to the cards. The cards and rights are being sold as part of a divorce. Neither party wishes to continue in the business. I have current orders now for 21k cards at an average price of 47 cents. Cards will be sold thru retail accounts for $1.50-$1.75. The total purchase price is $12,500. I have $4,000 towards that purchase price now.

My financial situation:
I am a good candidate for this loan because? I will continue my current employment, I have no current debt obligations. Had some credit problems due to divorce and job loss. I will be able to pay the loan out of my monthly income.

Monthly net income: $ My monthly income is $1400 per month in salary plus an average of $400 per month in bonus checks.????????

Monthly expenses: $ I have monthly expenses that only total?$420 per month.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1999	Debt/Income ratio:	25%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$48,036	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-rate-cowbell	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great borrower! Never miss payments
Purpose of loan:
This loan will be used to? payoff credit card that raised rate.? Tired of dealing with this bank!

My financial situation:
I am a good candidate for this loan because? have perfect payment history

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $200
??Utilities: $?500
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 369595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.18%	Starting borrower rate/APR:	14.18% / 16.34%	Starting monthly payment:	$137.06

Auction yield range:	4.29% - 13.18%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	62%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,668	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	suncrazy64	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to pay off my High Interest AT&T Card.? The actual account has already been closed by me.

My financial situation:
I am a good candidate for this loan because I have always paid my debts on time and never late.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 50.00
??Car expenses: $ 0.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 525.00
??Other expenses: $ 60.00

My debt ratio is high, because I'm on a mortgage with my partner, whom makes twice the money I make. We have been in a committed relationship for 13 years.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$817	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Butterfly-2	Borrower's state:	Illinois	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 93% )	660-679 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	2 ( 7% )	600-619 (May-2009) 640-659 (Oct-2008) 580-599 (Aug-2008) 580-599 (Jun-2007)
Principal balance:	$1,883.52	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Help Me Again & You Make $
Hello and thank you for viewing my listing for a?second loan.? I am a good candidate for this loan because I am current and in good standing with my 1st Prosper loan and need to increase my credit score again.???

Purpose:? I will use this loan to pay off my current Prosper loan and some other smaller debts to regain financial control.? I've helped several family members out to avoid them from being homeless to car-less.? As a result,?I've ended up?utilizing payday loans that has put me in a crunch again.? Yes, I knew better, but some times you have to learn the 2nd time around.??A new?Prosper loan will enable me to pay off other debts get back on the road to?recovery.???

Monthly Net Income is $3,652
* 450 ? Mortgage??
* 300 ? Electric & Gas??
*?? 85 ? Telephone, Internet, & Cable??
* 320 ? Car Insurance, Gas & Maintenance??
* ??60 ? Homeowner Insurance??
* 250 ? Groceries
??120 ? Mobile
??256 ? 1st Prosper Loan # 16369
??235 ? CitiFinancial
? 150 ? PCU Credit Union
????50 ? USB Credit Card
????50 ? Dobbs Automotive GE Money Credit Card
??145 ? Surety Finance
??200 ? Household, Personal, Misc., Entertainment Expenses
? 800 -? Payday Loans
?????????? No car payments, it is paid off.
$3,471 - total monthly expenditures (* My husband contributes the same monthly amounts for above entries with an asterisk.)

A?new Prosper Loan would free up an extra $1056 a month, affording me the opportunity to repay Prosper and alleviate other debts.? As?my Prosper track record shows,?repayment of the loan will not be a problem and I will continue to take top priority with?automatic payments.?

Thank you again for viewing my listing, and may God bless you!?

P.S.??I improved my credit rating from an "E" to "C" since my first Prosper loan, but it dropped again due to?USB credit card decreasing my credit limit putting me at 80% usage.? Please help me regain a better credit rating!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	45%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	11 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,238	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2009) 600-619 (Jan-2008)
Principal balance:	$2,891.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
consolidate debt and get gas safer
Purpose of loan: Refinance Prosper Loan Payment always on time
.My financial situation:
I am a good candidate for this loan because?Drawing military retirement and drawing social security?I have?position my self to? cover all my expences with my residual income. and create some investment?income This ?loan will lower my housing expense and give me extra investment income? Military?$1348?? mo and Social Security is $1079 mo Plus have flea market booth that generates over $300 a month
Monthly net income: $ 2717
Monthly expenses: $ 2300
??Housing: $?400
??Insurance:?$200?
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?400?Clothing, household expenses $ 100
??Credit cards and?Prosper loan: $ 650

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$178.69

Auction yield range:	17.29% - 33.00%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	13.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$560	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gellin007	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Request 7/24/09
Purpose of loan:
This loan will be used?to concolidate two credit cards used for home improvements

My financial situation:
I am a good candidate for this loan because I own my home and have a full-time job with great job-security

Monthly net income: $ 3400

Monthly expenses: $ 2700
??Housing: $ 600
??Insurance: $ 250
??Car expenses: $ 150
??Utilities: $ 250
??Phone, cable, internet: $?250
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1978	Debt/Income ratio:	32%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,006	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	obedient-asset	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay taxes/home repairs
Purpose of loan:
This loan will be used to? pay my property taxes, make house repairs and pay fees associated with refinancing????????

My financial situation:
I am a good candidate for this loan because?I have stable income and?am?conscientious about paying my financial obligations? Thus I work odd jobs to make sure this is accomplished.?

Monthly net income: $ 4718 (payroll, retirement/disability & odd job)????

Monthly expenses: $
??Housing?$781 ( mnthly pymnt, taxes & ins)????
??Insurance: $?272 ( life, medical, dental, retirement, disability)
??Car expenses: $?493 ( pymnt, tags, ins & inspection)
??Utilities: $ 245 ( gas, electric, water/sewer)
??Phone, cable, internet: $?209 (?include mobile)
??Food, entertainment: $ 250
??Clothing, household expenses $ 125
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1987	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,758	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-hug	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan A
Purpose of loan:
I am the director of digital media development for a media agency focusing on the China market.? I spent 12 years in a corporate career focusing on Asia shipping, including 10 years at one of the foremost supply chain management providers in the world.? During my time there I participated in annual company growth from 350million to 3billion, where my division exceeded that pace.? Since then I have been pursuing my dream to use my Chinese background (I majored in Chinese in college, speak fluent Mandarin) to work with a company developing a new media advertising concept which fuses entertainment and advertising together.? We develop sponsored interactive web shows in China.? It's the leading edge of new media advertising in the fastest growing media market in the world.?

Getting here took going back to school and searching for the right position from which to propel my new direction.? Having spent my own savings to get where I am today, I am in need of assistance to consolidate some debt as my income from my job now catches up to remove it.
Financial Standing:
I have been paying bills on time for 20 years.? I have a valuable piece of land in Montana that I could sell to alleviate any need for a loan, but I have a dream of one day building a house on that land.? I am exploring all options before even considering that.

Monthly net income: $6000
Monthly expenses: $
??Housing: $500
??Insurance: $150
??Car expenses: $100
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$145.19

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1997	Debt/Income ratio:	9%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	25y 0m
Amount delinquent:	$1,769	Revolving credit balance:	$88,266	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	engaging-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Real Estate taxes
Purpose of loan:
This loan will be used to pay property taxes
My financial situation: I am a good candidate for this loan because gets more & more business every day?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	31	Length of status:	4y 2m
Amount delinquent:	$1,917	Revolving credit balance:	$24,005	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	calm-dollar	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
want to pay you, and not BOA
Purpose of loan:
I would rather pay anyone willing to invest into me, other than the big banks.? so thank you.

My financial situation:
I am a good candidate for this loan because? I'll be debt free in 22 months from now.?

Monthly net income: $
94000
Monthly expenses: $
??Housing: $ 1270???
??Insurance: $ 150
??Car expenses: $ 80
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 850
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	34%
Credit score:	600-619 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,923	Occupation:	Truck Driver
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deliveryguy67	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008) 580-599 (Jun-2008) 580-599 (May-2008) 600-619 (Apr-2008)
Principal balance:	$618.29	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
I will use this money to pay off a few high intrest loans and credit cards
My financial situation:
I am a good candidate for this loan because? hard working guy that was once down but working my way back into a better postion in life,?It has been very slow at work this summer and fall, but it is starting to get better. If given this loan i will pay back my first proper loan and then pay off my other credit cards
Monthly net income: $
2,000
Monthly expenses: $
??Housing: $ 325
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 130
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ alltogether? monthly debt is $1,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2001	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,897	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	social-neutrino	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need buy inventory for busy season
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $?1000
??Insurance: $ 100
??Car expenses: $ 375
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,995.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.43

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 12	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	30	Length of status:	12y 7m
Amount delinquent:	$6,926	Revolving credit balance:	$6,620	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	booger21	Borrower's state:	Texas	Borrower's group:	U.S.M.C. Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	520-539 (Feb-2008) 660-679 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Consolidate Personal Credit
I?started my phone company, Venture Communications, Inc. with my first wife's teacher retirement benefits after she passed away in 1995.

I have done very well for myself over the last 15 years, growing a company to National recognition, amassing real estate holdings, automobiles, inventory and a multi-million dollar company annually.

I got a loan last time to cosolidate my personal credit. I have done that and it worked great and was paid off in full, without a late payment.

Thank you for your consideration of my note.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1978	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,671	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	6
Screen name:	TryItNow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,250.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008) 600-619 (Mar-2008)
Principal balance:	$839.21	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Re-building credit
Purpose of loan:
This loan will be used to? pay off high interest credit cards and continue to build my credit history
My financial situation:
I am a good candidate for this loan because? Despite past problems I have been rebuilding my credit for the last?4 1/2?years and all accounts are current and in good standing.? The inquiries are from trying to obtain this loan on the open market.? As you can see by my credit score I have paid on time and have increased my score steadily over the past year.? This is an opportunity for me to upgrade my?credit and to add to my credit history, I have been paying on my current Prosper loan for over a year with no problems and always on time.?

Monthly net income: $ 3475

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 69
??Car expenses: $?650
??Utilities: $
??Phone, cable, internet: $ 50
??Food, entertainment: $ 275
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	29%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,848	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jrlrsh	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (Jul-2009) 640-659 (Mar-2008)
Principal balance:	$3,005.78	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off bills
Purpose of loan:
This loan will be used to?pay off some bills.? My boyfriend hasn't work in a year and a half.We would use the money to pay off his credit?cards, pay our city and county taxes and I need tires for my vehicle to go back and forth to work.On my last listing, I was unable to answer the last question due to our internet services being out for 2 days due to construction (they cut the underground cables) so I wanted to list everything that the money would be used for.? Thanks in advance
My financial situation:
I am a good candidate for this loan because?I make my payments on time and sometime before the due date.?

Monthly net income: $ 1300.00

Monthly expenses: $
??Housing: $
??Insurance: $ 135.00
??Car expenses: $ 40.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$373.29

Auction yield range:	11.29% - 12.50%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1976	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,475	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	piratemedic	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
THEY RAISED MY RATE FOR NO REASON!
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I have a good, recession proof job.? I make good money, and am not late on payments.? I just want to consolidate everything into one loan, and pay it off!

Monthly net income: $ $4800-$5200 depending on overtime.

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 200
??Car expenses: $ 1000
??Utilities: $?0??(my wife pays that)
??Phone, cable, internet: $ 300
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ Varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1981	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,212	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gwd2951	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008) 620-639 (May-2008)
Principal balance:	$2,112.03	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Re-Build Credit
Purpose of loan:
This loan will be used to consolidate credit card debt.
My financial situation:
I am a good candidate for this loan because I have?made only one late payment in 36 years. I have over 30 years of experience in my profession.

Monthly net income: $ 6482

Monthly expenses: $ 3743
??Housing: $ 1643
??Insurance: $ 150
??Car expenses: $
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	21y 10m
Amount delinquent:	$53	Revolving credit balance:	$212,650	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exact-truth	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge loan until aquisition.
Purpose of loan:
This loan will be used to?pay expenses until January 2010. I have agreed to terms for my company to be acquired, and will be getting a lump sum initial payout of $100,000 in January. I then get a five-year guarantee and another 100K payment at the end of 2010, but this is really just about bridging to the first payout.

My financial situation:
I am a good candidate for this loan because...the acquisition I've arranged insures repayment. My credit is stretched, but I have never had a 30-day late payment, EVER, on one of my credit cards (which will get paid off in January), or either of my mortgages.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	44%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,509	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	marketplace-ecstasy	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Celebrating Christmas"
Purpose of loan:
This loan will be used to buy Christmas gifts for my family.?

My financial situation:
I am a good candidate for this loan because I never leave a debt unpaid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$226.00

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	5%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$22,544	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rapid-coin8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Accounts
Purpose of loan:
This loan will be used to consolidate small credit accounts & have lower interest rate than current accounts.

My financial situation:
I am a good candidate for this loan because I have good income level, have never missed payments on any accounts, & anticipate pay off of loan within 12 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	26%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,417	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	720-739 (Sep-2009) 700-719 (Aug-2009) 640-659 (Nov-2007)
Principal balance:	$2,209.62	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
DENTAL WORK
Purpose of loan:
This loan will be used to? GET DENTAL WORK DONE, THAT I HAVE PUT OFF FOR YEARS, I HAVE 3 DAUGHTERS AND HAVE SPENT OVER 20,000 OVER THE YEARS GETTING BRACES AND SO FORTH, FOR THEM.? THATS WHY I NEED SO MUCH WORK DONE, ALWAYS PUTTING MINE OFF SO THE KIDS COULD HAVE NICE TEETH,? IF YOU HAVE KIDS IM SURE YOU UNDERSTAND WHAT IM SAYING. IM AT THE POINT NOW TO WHERE THERES NO PUTTING IT OFF, IF YOU COULD HELP I WILL ASSURE YOU YOUR LOAN IS SAFE.? THE REST IS UP TO YOU!???????????????THANK YOU FOR? YOUR HELP.

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB , I PAY MY BILLS ON TIME ALL THE TIME. I AM A CREDIT NUT, I MONITOR MY CREDIT 3 TIMES A WEEK . MY CREDIT SCORE IS NOW A 740.? I HATE GOING TO BANKS , I LOVE THE CONVIENCE OF THIS SERVICE. THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$238.26

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	2y 6m
Amount delinquent:	$620	Revolving credit balance:	$14,645	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exchange-platoon3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Bay Boat
Purpose of loan:
This loan will be used to?purchase a used bay boat for shallow water fishing.?

My financial situation:
I am a good candidate for this loan because? never been late on payments going back seven years, after all monthly payments, have $3,000 disposable income, can draw payments directly from account.? We do all payments that way.? Have two derragatories (medical), one for $210 the other for $86 from a city where I have never seen a doctor at, have?disputed.??

Monthly net income: $3,509.86 & $4,033.68?

Monthly expenses: $
??Housing: $877
??Insurance: $130.00 Auto, home incl. in escrow.?
??Car expenses: $534 pymt.?$300 gas both cars.?
??Utilities: $ 310
??Phone, cable, internet: $159
??Food, entertainment: $ 500
??Clothing, household expenses $200
??Credit cards and other loans: $1200
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	11.29% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,934	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-generosity-lyrics	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase copier/printer
Purpose of loan:
My wife and I want to start a small printing business by purchasing a Risograph machine, paper folder, cutter, drying racks, and additional colors for the printer.? A Risograph is different than a copier and allows "spot color" printing for very cheap.? The equipment is mostly coming from E-bay.? The great thing about the Riso it is like a tank, so even buying used is not very risky.? I operated a business using this equipment in the past and it is a real money maker.? My customers will be restaurants with take out menus, small business needing flyers and similar jobs.? In the beginning there will be no overhead and will be operated out of our home.? Only when the business is generating substantial income will we move it into a proper location.? I feel good about the risk because 70% of the equipment can be sold right back on ebay for the same price I am paying.

My financial situation:
I have a good solid job with a city government.? We are trying to start something for my wife so she doesn't have to take a full time job.? This is always an option if our situation comes to that.? We own our home (mortgaged) but own our vehicles outright.? We are conservative with our finances, but need to increase our household income as most people do.

Monthly net income: $ 3300

Monthly expenses: $2750
??Housing: $1,400
??Insurance: $200
??Car expenses: $150
??Utilities: $120
??Phone, cable, internet: $235
??Food, entertainment: $500
??Clothing, household expenses $50
??Credit cards and other loans: $120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	36%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,231	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kotoku	Borrower's state:	Virginia	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	640-659 (Jan-2008)
Principal balance:	$965.44	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidating Payments for School
Purpose of loan:
The purpose of this loan is to allow for an easier transition between semesters. Student loan disbursements are made twice a year and this will help consolidate current payments made monthly (car insurance, website maintenance, a few small credit cards for Christmas) into one small payment to help mitigate monthly expenses between disbursements. I will still be working but this will allow me to continue my studies and earn more money in the future.

My financial situation:
?I live within my means, and I know what my means are. In an economy like this there is no better place to be than school, and I am more than capable of working and going to school, making this a reliable loan. I have never been late on a loan payment (once I changed bank accounts, but as it shows it was less than a month, I just had to reprocess the payment) (I took out a prosper loan once before to work on a technology project) and with something as important as education you can't afford to wait, so I come to you, the members of Prosper, asking for help. I pay almost no bills, I live in a small $300 dollar utility included apartment, and I make a? nice salary, especially in this lower cost of living part of the country, all my benefits are covered so no worries about any medical expenses, I do well, and will repay on time every month without fail. Utilization is slightly higher than my last set of loans because of the recent market issues limits have dropped without warning or rationale. I have stock and will set aside student loan money, you will never have to worry about getting your money bank, I stand by my word when I borrow as my credit history shows.

Monthly net income: $ 2100

Monthly expenses:$990
??Housing: $ 300
??Insurance: $ 200
??Car expenses: $ 225
??Utilities: $ 0
??Phone, cable, internet: $ 15
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	14.29% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	30y 10m
Amount delinquent:	$329	Revolving credit balance:	$481,116	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	library523	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Chase Loan
Purpose of loan:
This loan will be used to? eliminate a high interest Chase loan.????

My financial situation:
I am a good candidate for this loan because? I pay my debts but hate paying unfair interest without options.

Monthly net income: $ 4750

Monthly expenses: $ 4294
??Housing: $ 1200????
??Insurance: $ 525
??Car expenses: $ 160????
??Utilities: $ 603??????????????
??Phone, cable, internet: $ 166
??Food, entertainment: $ 200
??Clothing, household expenses $ 90
??Credit cards and other loans: $ 850
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	19%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	18y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,585	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generosity-breeze6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto
Purpose of loan:
This loan will be used to? refiance my current auto loan to a lower rate.

My financial situation:
I am a good candidate for this loan because? I have the abilty to repay,have been employed with walmart for 18yrs,been a store manager for the past 8 yrs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$19,075	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nickel-hawk	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upcoming Business Trips
Purpose of loan:
This loan will be used to? pay down my credit card so I am able to purchase airline tickets, hotel, transportation, and food for upcoming business trips.?

My financial situation:
I am a good candidate for this loan because?I am a very responsible person.? I always pay my bills on time.? I need a little help now.? I need to pay down my credit card so I am able to make necessary purchases for my upcoming business trips.? I have to purchase airline tickets, hotel, transportation, and food in advance.? I will be reimbursed when I return from my 2 trips.? I will be able to pay the loan back at that time.

Monthly net income: $ 2085.00

Monthly expenses: $ 1655.00
??Housing: $ 450.00
??Insurance: $ 95.00
??Car expenses: $ 390.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 450.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$235.51

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1995	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,763	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-reverent-order	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.?

My financial situation:
I am a good candidate for this loan because I have a stable job and have been at my current company for 9 years on the 13th of this month.? I pay my bills on time although on my credit report it shows that I have a credit card that was past due, this?is untrue.? I didn't use the credit card for two years and?they charged me the yearly fee and are in the process of removing their error from my credit report.? I don't' have that much dept but my current interest rate on my credit cards are 29% and if I keep paying just a little?above the monthly payment, I will?never get them paid off.??I am a home owner but don't have enough equity yet to get a home equity loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.24%	Starting borrower rate/APR:	30.24% / 32.62%	Starting monthly payment:	$106.46

Auction yield range:	11.29% - 29.24%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$77,913	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others in November. Our goal is to reduce the DTI ratio to qualify for a mortgage.? Your help would be greatly appreciated.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Home Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$302.32

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,602	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	happy-rate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Raw material Purchases
This loan will be used as working capital to purchase some of the raw materials needed in our small family operated wood manufacturing business during the 1st quarter of 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2000	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,345	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dough-aggregator	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I make sure my payments are always on time.

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $
??Insurance: $?90.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 75.00
??Food, entertainment: $?50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$326.68

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1994	Debt/Income ratio:	58%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,692	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aggresive-fund	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
I plan to use the loan to pay off my credit card. My interest rate on my credit card has reached its max i want to use the loan to eliminate my debt and the hight interest. i am currently employed at UPS have worked there for four years. With my job and currently looking for another part time i am more then positive I will be able to make monthly installments toward the loan and keeping my credit score in good condition.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	15	Length of status:	11y 8m
Amount delinquent:	$11,742	Revolving credit balance:	$11,436	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Visual_Foto_Artist2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FOCUSED: To Rebuild, w/your help!
Purpose of loan:The purpose of this loan is to pay off the remaining debt that I have been working down. A former contract-employee,?suffered a hardship seven years ago when funding concluded on a project which left me without full time employment for a little over a year. I regained a Full-Time position with my present employer but took a substantial cut in my pervious salary earnings. Employed in the healthcare setting for over eighteen years, I have restructured both career and financial goals, focusing my attention in the areas of art therapy. I returned to school a year ago, accepted in the BA/MA program as a full-time student to complete my studies in Visual Arts in Photography, Film Studies, and Media Productions at the New School University. This loan will also assist in buffering my educational cost between semesters.

My financial goals & message to lenders:
I am aware that my credit profile may deter lenders from participating in my listing but I ask that you reflect on my current financial goals and strength: Work with my financial advisor; Secured the proper insurances covering income loss again or life; Continue communication with creditors and credit reporting agencies in the efforts to increase my credit rating and worthiness; Achieve grant and scholarship support through opportunities presented in the arts; Exhibit and sell my art work.Monthly net income: $ 2400+

Monthly expenses: $
Housing: $ (Responsible for maintenance/utilities/improvements where necessary)
Insurances: $ (Payroll deduction - hospital benefits package) & $155.00 (external life & income coverage)
Car expenses: $0 (no car)
Utilities: $250 - $350
Phone, cable, internet: $80 - $125. (Packaged)
Food, entertainment: $200-300 (food)
Clothing, household expenses (As needed not monthly)
Credit cards $0 - no credit cards; other loans: $0
Other expenses (Monthly Transit - Metro, cab): $200+
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$147.02

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,260	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ore-producer	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need new transmission in car
Purpose of loan:
This loan will be used?to help pay for a new transmission for my car.? ?The transmission went out in my car and I need the funds to help get it back on the road.? This is my primary vehicle.? The vehicle has otherwise been very dependable.? The vehicle is completely paid off, and I do not have the funds at this time to buy?a new vehicle.?

My financial situation:
I am a good candidate for this loan because I am dependable and have never missed a payment to anyone.? I am self-employed and have?a?steady income.?

Monthly net income: $4000

Monthly expenses: $3500
??Housing: $1200
??Insurance: $200
??Car expenses: $200
??Utilities: $300?
??Phone, cable, internet: $200
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $800
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$169.22

Auction yield range:	17.29% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1986	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	13y 4m
Amount delinquent:	$3,173	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	oak9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
to pay off my high interest credit cards
My financial situation:
I am a good candidate for this loan because I am looking for a new start to get out of debt without the high interest

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1800
??Insurance: $
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$63.31

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1996	Debt/Income ratio:	4%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,955	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	australia1726	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Bed and Couch
The purpose of this loan is to purchase a new bed and sofa.

My personal situation: I am currently retired and have an annual income of $42,000 ($3,500.00 per month). My income source is the Railroad Retirement Board and a Union sponsored retirement plan. Both are well funded and backed by the Federal Government. I have $43,000 in available credit of which I am currently using less than?two percent. I am seeking this loan in lieu of using a high-rate credit card. I do not currently own a car. Where I live public transportation is plentiful and more than adequate. If I really need a car I find that it is far cheaper to rent for a day or two a month than to buy and maintain a personal vehicle.?

Expenses:

Rent:???????????????????????$325.00 per month
Transportation:??????????$ 71.00 per month
Utilities:???????????????????$100.00 per month (that?s a high ? lower in summer)
Insurance:????????????????$ 72.00 per month (two life and one renters policy)
Cable and Internet:????$160.00 per month
Entertainment:??????????$100.00 per month
Food:???????????????????????$200.00 per month
Medical:?????????????????? $ 30.00 per month (as a wounded veteran I have VA co-pays only)

The balance of my income goes into long-term savings account which I desire to maintain as a security cushion and for a future down payment on a condo.

Also, when I reach my down payment goal I am going to want a highercredit score. Because my only source of credit is derived from credit cards Ifind it has been difficult to increase my scores. This loan should help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 28.07%	Starting monthly payment:	$92.36

Auction yield range:	8.29% - 24.75%	Estimated loss impact:	7.09%
Lender servicing fee:	1.00%	Estimated return:	17.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	35%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$39,182	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	asset-swashbuckler1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay medical bills.

My financial situation:
I am a good candidate for this loan because I am married and have a steady job history.? I want to consolidate and pay off medical bills.

Monthly net income: $ 2500

Monthly expenses: $ 1050
??Housing: $ 550
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $?100
??Clothing, household expenses $?0
??Credit cards and other loans: $?300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2004	Debt/Income ratio:	67%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$37,659	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Matthew333	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Aircraft Investment
The loan will be used in purchasing my second aircraft to use as a lease back to a local flight school. ??My current (Cessna 172) aircraft?is leasing at $115.00 per flight hour and currently cannot accommodate all of the new students.? The flight school has offered me an identical proposal in relations to my first aircraft lease back agreement with them and I am hoping to take advantage of the offer.

I was able to purchase my first aircraft on my own through lines of credits and credit cards but am looking for some assistance on the second one.? I have been employeed at a?company for almost 5 years?and?would say?I have a very solid primary income apart from the aircraft venture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	11.29% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2002	Debt/Income ratio:	12%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,966	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	poormanenterprises	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get ahead
Purpose of loan:
The reason why I am trying to get funded for this loan is to pay off some smaller credit cards I have. I have multiple cards and would like to relieve some of the burden by getting rid of 5 smaller cards. And what I have remaining of the loan money would go to pay off a 401K loan. All together I would get 6 different accounts payed off and I would much rather see the interest go to other people than the credit card companies.My financial situation:

I feel that I am a good candidate for this loan because I pay my bills on time. I am a home owner even though Prosper does not have me listed as one, which is probably due to being seller financed and we have only 3 years left to pay. A perfect example is that I have 75 acres with a 2000 square foot house and I owe less than $40k. My mortgage payment has gone up and that is why the burden has gone up. The main reason why I even got the credit cards was to pay for an expensive child custody battle and once they are paid off, I am getting rid of them. I am tired of paying more than the minimum and still getting nowhere due to the interest they charge. Monthly net income: $

Monthly expenses: $
??Housing: $1330
??Insurance: $35
??Car expenses: $100
??Utilities: $?120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $?25
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	23y 8m
Amount delinquent:	$0	Revolving credit balance:	$872	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	impressive-transparency0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to update equipment
Purpose of loan:
This loan will be used to?update all old equipment. we also need to take some training classes for the new tank-less hot water heaters that business's are installing.? We need to add to our tools, and need to make a few repairs to our company truck.? It would also be nice to have some new uniform shirts, as mine are very old.?

My financial situation:
I am a good candidate for this loan because?I?do a very good business and have established a reputation as the very best at what I do.? Most of my customers are by referral, and are repeat customers.?? I own a commercial contract maintenance company that deals in all aspects of restaurant repairs and cleaning.? I do some residential work, but most is commercial. I work hard to pay all my bills on time, and will do the same for this loan.??

Monthly net income: $
between 3000 to 4000/month
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	28%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,981	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jminor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2007) 640-659 (May-2007) 640-659 (Apr-2007)
Principal balance:	$2,077.05	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate Debt
Purpose of loan:
The purpose of this loan is to consolidate four debts:?2 credit cards and 1 loan.? The currently monthly payment for the four debts is $250 per month.? This new loan payment would be at least half that.?

My financial situation:
My monthly gross income is $4700 ($4079 take home).? In addition to my wages, my wife also works and makes approximately $26,600/year.?

Feel free to contact me with additional questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$315.26

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1982	Debt/Income ratio:	40%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,168	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	penny-dojo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab Needed On New Rental
Purpose of loan:
To rehab a new REO property that we purchased for cash at a deep discount.? Loan-To-Value will remain less than 20% until it is refinanced.? We will be putting in a new Kitchen and a new Bath.? I am doing this deal with my Son's company which has completed many projects like this in the past.? If you want to learn more about the company visit RocRooms.com or RocRooms.com/invest

My financial situation:
I earn 52,000 as a Model Maker and have been with the same company for the past 19 years.? My son is wealthy and allows me to live with him for free and so my expenses are at a minimum.? I also own my Jeep free and clear and have minimum transportation expenses.? This will be an easy loan for me to repay.?

Monthly net income: $4300

Monthly expenses: $1300
? Housing: $ 0
? Insurance: $ 50
? Car expenses: $ 100
? Utilities: $ 0
? Phone, cable, internet: $ 0
? Food, entertainment: $ 250
? Clothing, household expenses $ 100
? Credit cards and other loans: $ 700
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$325.73

Auction yield range:	4.29% - 11.05%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	44%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$73,099	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BKinSM	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance my Credit Card Loan
Purpose of loan:
Refinance my Credit card debt. I have one credit card that was zero?interest and will start to?charge finance in?early 2010.?Rate should have been?around 8.9% after the Balance Transfer promotion, however?now it?went up to 15.9%. (bank has recently jack-up interest rate in early this year). So, if have to pay at 15.9% interest, I rather do it with people to people lending format.

My financial situation:
I am a good candidate because:
1. I am responsible and pay my bills on time
2. Stable job, been with the company for more than?8 years. future job?security is also stable.
3. I believe in People to people lending.
4. I had over 10k lending in prosper at one point?and currently still holding several loans (about alittle bit over 3k balance)
5. I am a?home owner

My credit situations:
1. I filled Chap 7 BK in 2001. I was making stupid financial decision in the younger age.

2. My report showing now 1?delinquent. This SHOULD NOT?be a delinquent. I have been disputing with Experian for ages. And, they still doesnt want to remove it.
This is from my Rehab student loan. When I filled BK in 2001, I included my student loan. Later on, I found out that I still need to pay my student loan. So, I went into Rehab with Direct Loan (12 months payment program). After the rehab, my loan will be back to current and all negative remarks will be removed from the credit reporting agency, according to the rehab agency. ?But, Experian hasnt done its part.
So, it has been more than 1 year that I am disputing; everytimes come back as?verified.
Here is a link about it for reading:
http://consumers.creditnet.com/Discussions/credit-talk/t-student-loan-rehab-45677.html

3. My revolving debt has gone up since last year because?I?was making home improvements on my new house, such as new fencing,?landscaping, knocking down one of the wall inside my house to make the space more spacious, changing hardwood floor and etc. Most of these are with low interest rate or zero interest rate.

Income and Expense situations:

Monthly net income: $ 3750 (after 401k, insurance, fed & state tax), excluding my wife's income

Monthly expenses: $
??Housing: $1400 (my part)
??Car expenses: <$50 (my work is?3 exits away from my home)
??Utilities: < $150?
??Phone, cable, internet: <$150
??Food, entertainment: <$200
??Credit cards and other loans: <$1000 (should reduced?when prosper loan funded)
??Other expenses: <$100?

Monthly net around $700

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$390.03

Auction yield range:	4.29% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1989	Debt/Income ratio:	23%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$42,145	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ckane123	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	780-799 (Feb-2008)
Principal balance:	$3,522.78	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to pay down credit card debt.

My financial situation:
I am a good candidate for this loan because I have a near-perfect credit score and have never been late paying a bill, ever. I'm the sole provider of a family of five in an extremely desired profession (one of US News and World Report's Top 10 careers).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 27.66%	Starting monthly payment:	$39.12

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,949	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	auction-euphoria6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payng bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	29%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	3y 0m
Amount delinquent:	$360	Revolving credit balance:	$11,942	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	edrow54	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (May-2009) 660-679 (Jul-2008)
Principal balance:	$543.16	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Payoff High interest loans
Purpose of loan:
This loan will be used to?
Payoff high interest loans & current Prosper loan.
My financial situation:
I am a good candidate for this loan because? I enjoy my work at a large water company and I am in the process of lowering my monthly debt in hopes of retiring in aprox. 6 years.
Monthly net income: $6260.00

Monthly expenses: $ 3685.00
??Housing: $ 1795.00
??Insurance: $ 130.00
??Car expenses: $ 500.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$222.15

Auction yield range:	6.29% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1999	Debt/Income ratio:	20%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$29,437	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	spirited-repayment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Cards
Purpose of loan:
This loan will be used to consolidate our only 2 credit cards that have balances. We both have swarn to never use a credit card for anything we cannot pay off at the end of the month. We have not used any credit in about a year. Our goal is that I can be able to stay home when we have kids. Its the most important thing in the world to me that I am able to raise our children in a kind and stress-free environment.

My financial situation:
I am a good candidate for this loan because I have never been late on any type of payment EVER. I believe as a Christian that you should pay back all debts to others, no matter what the circumstance. My husband and I have a combined household income of over $60,000 so we are well equipped to pay our loan. We both work in Public Safety. My husband for Emergency Services and I work for the Sheriff's Office. Please consider our loan and help us to pay down our debt. I'm not sure why I was rated a B. My credit score is over 750 and my debt to income ratio is only 19% and that's only using my income and not my husbands.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	640-659 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 4% )	640-659 (Sep-2009) 660-679 (Nov-2007)
Principal balance:	$4,032.92	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
A request to boost our business.
Purpose of loan:This loan will be used to increase our inventory by purchasing larger lots for our online book selling business. We're have good momentum and our sales are increasing as our titles in stock increases. We're a listed Seller on Amazon, Abebooks and Alibris and eBay. It's seven days a week but it's our shot after 30 plus years in restaurant and retail management. We do have a five year business plan and a specific market that we're focusing on. I have honored my commitment with my other Prosper loan and will do so again.
We've located sources that will provide us with books in bulk quantities. This loan will allow us to increase our inventory by 4-500% if we can buy in large bulk lots.
My financial situation:We are a good candidate for this loan because we have just the normal expenses. My wife has a full time domestic service business and we have specific cash reserves as we grow this business. Our business is very liquid with the turnover of the books increasing the book inventory substantially will increase sales and cash flow. Thank you for those that will invest in us.
Main bills
Total Bills $4525Current net income $4900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1981	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	22 / 20	Employment status:	Not employed
Now delinquent:	2	Total credit lines:	69	Length of status:	5y 0m
Amount delinquent:	$26,901	Revolving credit balance:	$54,703	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	2
Screen name:	giraffe0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards and new windows
Purpose of loan:
This loan will be used to? consolidate credit cards and home improvement

My financial situation:
I am a good candidate for this loan because?
i am on permanent disability and my income will never lower only increase due to cost of living raises
Monthly net income: $ $4580.00

Monthly expenses: $
??Housing: $ 245 includes taxes and insurance
??Insurance: $ 600 year
??Car expenses: $ 779 mth
??Utilities: $ 133mth
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 200.00 mth
??Clothing, household expenses $ 100 mth
??Credit cards and other loans: $ 821 mth
??Other expenses: $
I split all utilities with my husband this is my portion
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	43%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 4m
Amount delinquent:	$835	Revolving credit balance:	$1,324	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Hardworking_legomama	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Ahead/college and bill con
Purpose of loan:
This loan will be used to? Consolidate bills and focus on school.? Getting ahead in life.
My financial situation:
I am a good candidate for this loan because? I own my home and vehicles outright.? I am current on all bills except some medical bills totalling under 900.00 which are being negotiated for payment by my insurance.? I have a strong work ethic and always strive for more. Obtaining this degree will help me obtain a better paying position with the ability for advancement.? This will also help me to consolidate a few bills in order to have just one payment instead of several.? This would also help me to pay off my creditors faster and reduce my monthly expenses.? My husband pays most living expenses so payment on loan is guaranteed.? I am a hard worker and always look at getting ahead and bettering myself.? Returning to school at 41 for a second bachelor's is exciting.? 75 credit hours from my first degree at Purdue University transferred thus placing me in my junior year at DeVry gives me the opportunity to complete my degree in a year and a half!!!? This loan will give me even more incentive to succeed and be on my way to better things!!

Monthly net income: $ 1921.60

Monthly expenses: $ 1120.00
??Housing: $ paid in full
??Insurance: $?0??Car expenses: $?100
??Utilities: $ 125
??Phone, cable, internet: $?200
??Food, entertainment: $ 75
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 470
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	36%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	9y 5m
Amount delinquent:	$1,211	Revolving credit balance:	$20,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	student757	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$3,240.69	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
RE-List, Please look 2nd loan:)
Purpose of loan:
This loan will be used to? help with my finances for my pest control business, help with holidays for my children, and try to give a little to help my brother whose son has been diagnosed with neuroblastoma, a childhood cancer, in their time of need...the money will go to alot of good things to help get the family through this winter, i borrowed last year and the money helped a great deal... i will be able to make payments on both loans and help to pay more in the summer time when our business is going well...thank you for your time and consideration.

My financial situation:
I am a good candidate for this loan because? i have a previous loan with Prosper and have payed the loan on time and have never been late. I do have a few delinquencies but they have been taken care of in the past ten days and should be off of my report soon...Just like i have payed my other loan with Prosper, i will this one as well. We have a big contract with Ryan homes to do pretreatments on all of their new homes starting january 1 which will bring in alot more capital..
I also have a girlfriend who lives with me that splits the bills, so there is also another income to help pay off this loan..
Monthly net income: $ 4000-4800 salary...+ bonuses

Monthly expenses: $ 2325
??Housing: $ 800
??Insurance: $ company
??Car expenses: $ paid off
??Utilities: $ 150
??Phone, cable, internet: $ company
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ life insurance 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$874.72

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	42%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	60	Length of status:	21y 5m
Amount delinquent:	$166	Revolving credit balance:	$9,224	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008) 680-699 (Jul-2008) 660-679 (Jun-2008) 640-659 (May-2008)
Principal balance:	$2,126.22	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
PAYOFF CREDIT CARDS & LOANS
Purpose of loan:
This loan will be used to pay off all my credit cards and close them out.? It will also help with some home improvement.? I purchased a house in 2008 and am trying to make it "my" home.? I am tired of paying high interest on credit cards and they go on forever!? This loan will be a GREAT help to finally get rid of them all.

My financial situation:
I have been at my current job for over 21 years and it is very secure.? I currently have 1 prosper loan which I have never missed a payment on.? I also have paid off 1 prosper loan which I never missed payments on and paid it off early.? I know this is a lot of money to ask for, but it will pay off All my credit cards and still give me a little extra for the small things for home improvements such as paint and flooring.? The HR rating given on this application, I don't believe is right!? I have not missed any payments in at least 6 years.? I believe it is listed as that because of the outstanding credit cards/balances which I want to pay off and close.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.99%	Starting borrower rate/APR:	25.99% / 28.31%	Starting monthly payment:	$201.43

Auction yield range:	17.29% - 24.99%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1975	Debt/Income ratio:	23%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	4y 6m
Amount delinquent:	$3,163	Revolving credit balance:	$2,096	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mat101155	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2009) 740-759 (Aug-2008) 580-599 (Oct-2007) 580-599 (Aug-2007)
Principal balance:	$4,144.79	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Money to go back to school
I am an honest and hardworking person.

I am employed fulltime, and attending the SFSU fulltime.

I currently have another Propser loan, and I have never missed a payment.

I hope to borrow $5000.00 more to help with my tuition, and graduate with my BS.

Monthly net income:??
$30194.00

Expenses:?
$1405.00

MonthlyHousing: $500.00????
Phone, internet: $50.00?
Food, entertainment: $200.00?
Clothing, household expenses 100.00?
Credit cards and other loans: $500.00?
Muni Pass: $55.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1993	Debt/Income ratio:	52%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	21y 1m
Amount delinquent:	$0	Revolving credit balance:	$34,272	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-authoritative-deal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate all loans into one bill so that I may live enjoy life without the use of credit cards.

My financial situation:
I am a good candidate for this loan because?
I want to get out from credit card debt and be able to start putting funds away for retirement. After the loan I will ask credit card companies to reduce the amount of alloable credit to an amount that is practical (no more then 5K) and close Home Depot account altogether. I am always cirrent on my loans and payments. If awarded this loan I will have auto deductions from my bank either bi-weekly or monthly. I have a goal to be debt free in the next 5-7 years (excluding house) and I am determined to accomplish that goal. I will do whatever I can to make this happen.
Monthly net income: $
4756.00
Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ Auto 99.99
??Car expenses: $ Paid for
??Utilities: $ 120.00????
??Phone, cable, internet: $ 69.00
??Food, entertainment: $ rarely eat out
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ on credit report
??Other expenses: $ on credit report
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1991	Debt/Income ratio:	21%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,591	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Filmsmith	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 680-699 (Jun-2007)
Principal balance:	$3,124.42	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Buy Inventory for Growing Markets
I will use this loan to?buy more inventory, expand my product line, attend a major trade show in March 2010 and enter new markets.???I had sales of over $11,000 last year.? I have?entered 2 new markets and a new health food store.? I have attracted a distributor, and secured storage for my product in a small USDA facility, thus overcoming barriers to growth.?
My financial situation:

My credit card debt is down from $2,000 to $861. I paid off my first Prosper loan? 6 months early.? I will use part of this loan to pay off my credit card debt. .? ?I have a part time job, and will begin receiving early retirement Dec. 1.? Sales of the product range from $500 to $1,000 monthly.?

Monthly net income: $ 2,565 (does not include product sales)

Monthly expenses: $?Housing: $500
Car expenses: $320
Utilities: $75
Phone, cable, internet: $165
Food, entertainment: $200
Clothing, household expenses $150.
Credit cards and other loans: $313
Total $1,723

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$196.26

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1981	Debt/Income ratio:	23%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,479	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	luvcats	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Aug-2007)
Principal balance:	$3,077.69	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Need Roof Cleaning and Repairs
Purpose of loan:
This loan will be to repair, clean and seal my roof so that it will last another 15 years.

My financial situation:
I have a steady, secure?job and pay all my bills on time. I am 10 months away from paying off my first Prosper Loan. I have the extra money to take on another loan at this time.

Monthly net income: $ 2320

Monthly expenses: $ 1810
??Housing: $?660
??Insurance: $ 50
??Car expenses: $ 100-gas? Car paid off
??Utilities: $ 130
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.49%	Starting borrower rate/APR:	13.49% / 15.64%	Starting monthly payment:	$169.65

Auction yield range:	4.29% - 12.49%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1989	Debt/Income ratio:	47%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	25 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	21y 11m
Amount delinquent:	$0	Revolving credit balance:	$273,469	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jimbuck	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-679 (Jul-2008)
Principal balance:	$4,363.89	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying down revolving debt
Purpose of loan:
This loan will be used to get out from under some large revolving debt that was part of our additional investment into our business.? Our high utilization rates are the key reason for our current credit quality and a term loan would be a better choice of debt than the current revolving lines.? With the banks gouging us right now it is almost impossible to knock this debt down they way we want to.

My financial situation:
I am a good candidate for this loan because I am an full time employee of a well established, financially sound?company where I have worked for the last 23 years.? I am well positioned to advance my position in this business with my experience and unique high-demand abilities.? My business is surviving into its 2nd year of operation, even in this economy.??We see a stronger Fall-09 coming with more business booking and a new distribution deal through Costco just starting two weeks ago.? This could double our revenue into Q1-2010, so we are optimistic.? We need a bridge to get to that point in the meantime to remove the weight of the personal debt we carry? and improve our cashflow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$235.94

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1977	Debt/Income ratio:	46%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,050	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 640-659 (Apr-2008)
Principal balance:	$1,940.57	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd Loan -Sr. Citizen-Steady Income
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.?My two credit cards that I will paying off total $100 a month plus my?exisiting prosper loan of $135 month. Which will give me even more per month. Plus I will have extra to fix my water tank. ?I have already made 16 payments on my exisiting prosper loan and I am hoping you see that I am dependable?person.? I am trying to re-build my credit by obtaining another loan with prosper.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.? I haven't missed a payment on any of my current bills, as you can see. The inquiries are recently from when my car was wrecked and I had to get another vehicle, which my insurance paid for.??

My financial situation:? I am a good candidate for this loan because?I have a steady income and I pay my bills on time each month.?My payments are and will be automatically drafted out of my checking account each month for this prosper loan.? Please consider.....I need your help and support.

Monthly net income: $ 2269.52? ($700 monthly left over after bills)

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1992	Debt/Income ratio:	4%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,663	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-reformer3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen
Purpose of loan:
This loan will be used to? Purchase a stovetop for a kitchen remodel

My financial situation:
I am a good candidate for this loan because? I am employed fulltime. I am a Department Chair for a University and have been working for the same company for over ten years. I own my own home.

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $1200.00
??Insurance: $250.00
??Car expenses: $160.00 (car is fully?paid)
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$611.05

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	32%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,855	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dakkid	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2008)
Principal balance:	$7,345.95	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Let MY debt pay YOU
Purpose of loan:
Been with Prosper for 15 Months now!? This loan will be used to Consolidate our current Prosper Loan and some credit card debt.??Previously, our credit card debt had lower interest rates than I could get on Propser, but today!??So, why pay the banks the interest, why not pay you.

We did some improvements to our home and consolidated our high interest debt with the first Prosper loan,? It was a success.? We got our variable interest rate home loan refinance and now enjoy a nice low fixed rate.

One more reconsolidation with Prosper would get us totally set.

My financial situation:
We are good candidates for this loan because,?we have been and will/would continue to pay all our debts.? ?I have been with a local government employer for 15+ years (15 more until retirement, yeah).

The Prosper loan will drop my monthly payment, and with the 3 year term of a Prosper loan, we can see the light at the end of the tunnel.

Monthly net income: $ 5782
Monthly expenses: $
??Housing: $?2107
??Insurance: $ 112
??Car expenses: $ 80 (Carpool to work, gas is cheap)?
??Utilities: $ 120
??Phone, cable, internet: $ 169
??Food, entertainment: $ 340
??Clothing, household expenses $
??Credit cards and other loans: $ 651
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1992	Debt/Income ratio:	27%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	26y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,741	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adv1sor	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$3,285.29	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off a maxed out credit card.
Purpose of loan:
To pay off a maxed out credit card. I am expecting this to be bid down from the high starting rate.

My financial situation:
Solid employment. Solid payments for the past three years. I had some late payments a few years ago but have made 100% on time payments for the past three years. I don't plan to do anything that would lower my credit rating going forward. I am employed full time as a manager at Verizon.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1047
??Insurance: $ 120
??Car expenses: $ 350
??Utilities: $ 350
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$134.86

Auction yield range:	11.29% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,064	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ki	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-739 (Aug-2009) 640-659 (Jul-2008) 620-639 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Repairs for Rental Property
Purpose of loan:
I own a home, free and clear, and would like to rent it out.? However, it needs about $9K in repairs, I have an estimate and a contractor ready to do the work.? I currently have $6K saved and will have the remaining $3K in a few months, but...? the home has been broken into since it's been vacant and will most likely incur more damage the longer it sits empty.? Therefore, I am requesting a loan in order to repair the home now rather than later, and get a tenant moved in by early December.? I have been in contact with a charity that helps single mothers get back on thier feet, helping them with housing expenses, etc. and they have people available to rent this home for $750/mo.

My financial situation:
I am a real estate agent and have consistently made $40K-$60K per year for the past 9 years.? I have several contracts with banks dealing with REO's so I have a pretty steady income with real estate.? I teach group fitness classes and do fee based reports for my bank clients, making approx. $1200/mo. in addition to my real estate income.? I have another rental property that I've successfully rented for 4 years, so I know the landlord business.? (Since I just break even on?the other rental?I will not include it in my income or expenses.)?? I?do?not use?credit cards, I pay cash for everything.? I used Prosper once before to pay off a delinquent credit card, the amount due Prosper has been paid in full.? In regards to my monthly net below - since I am mostly commission, I budget $3500 per month and anything extra goes to savings for slow months or unexpected expenses.? I have the ability to repay the requested loan with or without rental income from the property.? (The revolving credit balance shown on my credit report is the 2nd mortgage on my home.)
Revolving credit balance:$19,064
Monthly net income: $?3500
Monthly expenses: $?3000
??Housing: $?800
??Insurance: $?200
??Car expenses: $ 500
??Utilities: $?200
??Phone, cable, internet: $?200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?50
??Other expenses: $ 350 misc. real estate expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.02%	Starting borrower rate/APR:	15.02% / 15.38%	Starting monthly payment:	$69.35

Auction yield range:	3.29% - 14.02%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1990	Debt/Income ratio:	3%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kander80	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Laptop and software for college
Purpose of loan:
This loan will be used to?
Purchase a laptop and software for my son.??I plan to pay this loan off within?1 year.??I just don't want to have the full burden of this expense at the same time as holiday expenses.?

My financial situation:
I am a good candidate for this loan because?
I am a very reliable borrower.? I pay off my entire credit card bill each month, and?strive to never make late payments.? I put about?$500/mo in my savings account.? I could pay?for this out of my savings now but prefer to spread out the expense over time.?
Monthly Expenses:
Housing: $500 (husband owns home so only property taxes and HOA)
Car:? $200
Gas:? $100
Utilies/Water: $200
Kid Expenses:? $500
Food/Entertainment:? $550

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$155.53

Auction yield range:	3.29% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	5%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,762	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rhettjn	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I have NO DEBT-START Emergency Fund
First of all, my D/I ratio is a little misleading. It should literally be about 0%. I have about $2,752 on a 1.99% credit card which I will keep since it is extremely cheap to borrow that money and save with it.

I do not have a car payment or any other obligations but my home. You can also see that I am not desperate, my inquiries are zero in the last six months..

My credit is top of the line and I have worked to keep it that way. I am netting more than $450 which is more than enought to pay the loan down. Additionally the cash I'm borrowing isn't necessarily going to be used for anything, so that could be used to pay down the loan as well if needed.?

I want to have some emergency fund money. I want to get to $9000 total, but that loan didn't go through.?

I am doing this because I need to start somewhere and make this a habit.
I don't want to pull any money away from my 401K, which is matched 1:1.?????????????????????---100% RETURN
I won't pull cash away from my employee stock program, I get 15% discount buying it.???---15% RETURN
My cheapest alternative is just to borrow the money.????????????????????????????????????????????????????--- ~7% COST.

Annual Operating Budget
Mo. 401k ?$??? 208.33
Employee Stock PLAN ?$??? 416.67
Tithing ?$??? 466.67
Community Donations ?$????? 10.00
Taxes ?$ 1,120.00 House ?$ 1,250.00
HOA ?$??? 102.00 Internet ?$????? 34.95
Health Insurance ?$??? 116.00
Dental Insurance ?$?????? 6.00
Life Insurance ?$????? 35.00
Disability Insurance ?$????? 11.94
Basic Life Insurance ?$?????? 6.42
Vision Insurance ?$?????? 2.00
Transportation ?$??? 119.00
1.99% Credit Card ?$????? 34.00
Netflix ?$?????? 9.78
Cell phone ?$????? 85.00
Electric/Water ?$??? 100.00
Groc ?$??? 350.00
Spending ?$??? 150.00
Home Improvement ?$????? 50.00

Income ?$ 4,666.67
Expenses ?$ 3,582.09
401k and stock Savings ?$??? 625.00
EXTRA MONEY after savings to go to Prosper Loan??$??? 459.58
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2004	Debt/Income ratio:	23%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,380	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	orange-liberty-chestnut	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. I am working towards a goal of becoming debt free.

My financial situation:
I am a good candidate for this loan because?I have paid all my bills and debts on time as reflected in my credit report. I recognize the value of money and see that if it is used responsibility?it can?free me from debt and open new?doors for me. I am also a person that is immpecable with my word and understand the value and trust that someone is putting in me by providing me with a loan.??

Monthly net income: $

Monthly expenses: $ 4000
??Housing: $ 1102
??Insurance: $ 126
??Car expenses: $ 473
??Utilities: $ 150
??Phone, cable, internet: $ 230
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 693
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$196.12

Auction yield range:	8.29% - 24.50%	Estimated loss impact:	7.08%
Lender servicing fee:	1.00%	Estimated return:	17.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1988	Debt/Income ratio:	27%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	23 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	14y 1m
Amount delinquent:	$0	Revolving credit balance:	$62,966	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-exchanger2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a couple of credit cards
Purpose of loan:
This loan will be used to pay off?two of my higher rate credit card debts??

CHASE 1: $2309.17 at 26.24%

HSBC: $2591.55 at 20.40%

Total Debt: $4,900.72 avaerage intrest rate: 23.32%

My financial situation:
I am a good candidate for this loan because I have been with my current employer (Southwest Airlines) now for fourteen years and I have great job security as I am a contract employee (Flight Attendant).? I work hard and I am current with all of my bills, never making a late payment and I even pay more than the minimum due most months.??
The credit card companies have been playing thier game of "let's lower the credit limit and make it look like he's maxed out and then we can raise the interest rates and double the minumum payment due".? I have been paying down my debt, this past year but it is a slow process with the interest rates keep changing every couple of months, it is frustrating.? My goal is to be 100% debt free in five years and this loan will help me get a "jump" start on the goal.

I bought my home in the spring of 2007 and had to do some major repairs, which was more than I had expected, about 48k in order to move in,?this is where a majority of my debt was accumilated.? I did have some debt that was stricly personal and now I want to live a debt free life.

My truck is paid off, so thier is no auto payments. I bring home a good salary for this current economy.

Monthly net income: $ 4850.00

Monthly expenses: $ 3903.00
??Housing: $ 1620.00
??Insurance: $ 103.00
??Car expenses: $ 75.00 (gas & maitenance)
??Utilities: $ 325.00
??Phone, cell phone, cable and internet: $ 156.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00?
??Credit cards and other loans: $ 1200.00 this includeds the above two credit cards. with this loan it would drop to $950.00
??Other expenses: $ 100.00 (a cushion for emergencies)

Thank You for your time and support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$376.75

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1992	Debt/Income ratio:	13%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	93	Length of status:	1y 2m
Amount delinquent:	$14,029	Revolving credit balance:	$4,798	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	34	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-deployment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy into Surgical Practice
Purpose of loan:
This loan will be used to "buy" into the general/vascular surgical group with which I am currently employed.? The group owns the large office building and?vascular ultrasound?equipment.? Once I "buy in," I will? own portions of both??and receive dividends.

My financial situation:
I am a good candidate for this loan because my gross income will increase approximately?80% once I become partner by buying into the practice?and I will own? 1/5 equity in the building/equipment. As a general/vascular surgeon, my business has not been effected by the recent economical changes.?

Negative items on credit report:?? My credit report reflects a?public record and delinquencies from 7 years ago when we filed bankruptcy.? My wife had leukemia while I was a medical student and we were unable to pay our bills due to the loss of income and over $300,000 in medical bills.? Since that time my wife has made a full recovery and I have finished my medical training. We are upstanding members of the community and I have landed a great job with a prestigious surgical group in West Texas.??Please note the following:??we have not been late on a single bill in the last?4 years, we are home owners, we have a rental property, and our monthly debt to income ratio is very low.

Monthly net income: $ 17418

Monthly expenses: $
??Housing: $ 2875
??Insurance: $ 580
??Car expenses: $ 1325
??Utilities: $?600
??Phone, cable, internet: $ 190
??Food, entertainment: $?1150
??Clothing, household expenses $?1500
??Credit cards and other loans: $?1600
??Other expenses: $ 1400 school
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$280.73

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,510	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ready-point1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Wedding
Purpose of loan:
This loan will be used to pay off the remainder of my wedding expenses.

My financial situation:
I am a good candidate for this loan because once I?m married I will be able to pay back the loan in a very timely manner. My fianc?e and I will be able to consolidate many of our living expenses (rent, cable, utilities, phone, etc.) once we are married and are living together and part of those consolidated savings will be applied to pay back the loan.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 115
??Car expenses: $ 200 (gas only)?
??Utilities: $ 50
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $?160
??Credit cards and other loans: $ 975
??Other expenses: $ 750 (son's tuition, child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,125.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 17.18%	Starting monthly payment:	$108.34

Auction yield range:	4.29% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	13%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$454	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jdcasper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	700-719 (May-2008) 600-619 (Dec-2007) 640-659 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off a high interest Credit Card
Purpose of loan:
Pay off a high interest credit card

My financial situation:
Income: 5830 a month

Expenses:
Housing: $ 750
Insurance: $ 50
Car expenses: $ 300
Utilities: $ 250
Phone, cable, internet: $ 100
Food, entertainment: $ 250
Clothing, household expenses $ 100
Credit cards and other loans: $ 150
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1996	Debt/Income ratio:	40%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	16y 11m
Amount delinquent:	$428	Revolving credit balance:	$3,830	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	5
Screen name:	maureen555	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 580-599 (Oct-2008) 600-619 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Need Cash to buy inventory supplies
Purpose of loan:
This loan will be used to? buy inventory for food service business....surf season is here on the North Shore of Oahu, Hawaii? and I need cash to invest in some goods in order to turn a profit real quick with the surf contest just down the road Nov and Dec...we have a small organic lunch truck and we want to stock up on inventory to sell then next two months.? I have been running a small organic lunch wagon for nine months now,? I have been recycling my groc bill each month and having it back as income, in addition to my existing 20 year oceanside massage business I operate by myself.

I went raw and organic for health reasons a year ago and it was then that I started to do a unique vegetarian organic lunch truck.? I was able to make my food cost back that i would normal give away to a grocery store just to eat and exist as a human.? I actually was also able to make on top of my expenses a fifty percent profit.? I actually need some infusion of cash to get a little bigger and more lucrative.? the season is here for many people travel to my location and i want to be able to offer them a good drink and a good organic lunch. aloha? and thank you for your bid.

My financial situation:
I am a good candidate for this loan because? I have a low over head monthly for what i make and i will not have a problem paying this loan off early as i have my last loan with prosper.

Monthly net income: $ 3400.

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 75
??Car expenses: $ 359
??Utilities: $ 50
??Phone, cable, internet: $ 35
??Food, entertainment: $ 0
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 160
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$504.98

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1977	Debt/Income ratio:	22%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$42,124	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-authority6	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
high interest time share
Purpose of loan:
This loan will be used to? pay down a high interest time share loan originating 4/09.

My financial situation:
I am a good candidate for this loan because? I work in the medical field with steady income, I am current on all obligations, and very motivated to get out of debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$322.62

Auction yield range:	8.29% - 8.99%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	48%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,957	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	persistent-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards that I have closed.?

My financial situation:
I am a good candidate for this loan because my 19 years of credit history show that I am a responsible person who?have never made a single late payment.? My financial problems were?primarily?due to my generosity of helping my family and relatives.? If I'm fortunate to secure a loan, then I hope to join as a Prosper lender to help others in the future.

Monthly net income: $ 14,000

Monthly expenses:
??Housing:?
??Insurance:
??Car expenses:?
??Utilities:
??Phone, cable, internet:
??Food, entertainment:??
??Clothing, household expenses
??Credit cards and other loans:?
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$981.35

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1991	Debt/Income ratio:	40%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,977	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rate-sapling	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off most credit cards
Purpose of loan:
This loan will be used to? consolidate 5 smaller credit card amounts to reduce the number and amount of monthly payments required.?
My financial situation:
I am a good candidate for this loan because I pay my debts and I pay on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2000	Debt/Income ratio:	>1000%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	0y 7m
Amount delinquent:	$760	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	kindness-atizer2	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying doc bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	16	Length of status:	8y 9m
Amount delinquent:	$432	Revolving credit balance:	$3,075	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	leather578	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new kitchen cabinet wall and......
Purpose of loan:
This loan will be used to?
renovate my old kitchen .
My financial situation:
I am a good candidate for this loan because? i have?job to pay loan back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1984	Debt/Income ratio:	27%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	43	Length of status:	0y 5m
Amount delinquent:	$3,860	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	starr22	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 4% )	620-639 (Aug-2007) 620-639 (Jul-2007)
Principal balance:	$679.82	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
TAKING CONTROL ONCE AGAIN

The main purpose of this loan would be to pay on my mortgage to? bring it current ?and to pay off a?small balance?on a Prosper loan that I have.

In the turmoil with this economy, I found myself unemployed after twenty-five years.? I could not believe that this was happening to me; but it did. I prayed and cried daily, wondering what am I to do now.? I worked in a school district as an Administrator only to be outsourced into the Corporate World.? I did not have a problem with this change because I am a worker who could adapt with change.
I began receiving unemployment and paid my bills the best that I could.? Then, I fell behind on my mortgage; unemployment was not enough. Remaining on unemployment was an obstacle for me.? I continued keeping the faith and knew this storm would pass and looked forward in seeing the sun shine again.? I looked at the situation as being quiet time, a soul searching experience for me.? Finally, I received a call from the district asking if I would be interested in a postion.? Yes!? At last, I became employed once again, what a relief!? I know if I can gain control once again with paying my bills the way that I used to, then I can relax and smile and know everything will be all right and look forward for the rainbow to appear making my picture complete.?

Thanking you in advance for your consideration to help.

Peace N Blessings

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,900.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.09%	Starting borrower rate/APR:	20.09% / 22.33%	Starting monthly payment:	$293.95

Auction yield range:	6.29% - 18.09%	Estimated loss impact:	5.32%
Lender servicing fee:	1.00%	Estimated return:	12.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1992	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$90,744	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	community-pear	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to make improvements to house.

My financial situation:
I am a good candidate for this loan because I have good credit and have never been late on payments.? I work for state government which is very secure in this economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.16%	Starting borrower rate/APR:	30.16% / 32.54%	Starting monthly payment:	$106.35

Auction yield range:	11.29% - 29.16%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1991	Debt/Income ratio:	9%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	14y 0m
Amount delinquent:	$246	Revolving credit balance:	$1,057	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	matador2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off minor debts due to illness
Purpose of loan:
Pay off debts due to divorce

My financial situation:
I am a good candidate for this loan because?
I have an excellent job and have been with them 14+ years.????
Monthly net income: $
3200.00
Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ 60.00
??Car expenses: $ 240.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$291.40

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2004	Debt/Income ratio:	16%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,920	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blaster751	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt = the past
Purpose of loan:
This loan will be used to? pay off the credit card debt I accrued during?my?year between college graduation and my first job.? One thing kind of came after another - a series of unfortunate events (lawyer fees for a car accident, car repairs, bills etc.) - and before I knew it I was close to $7,000 in debt and having trouble making any headway paying it down.? Right now I have a total balance of $7,125 dollars and have cut up all of my credit cards - so it's not getting any higher, but I want it gone!

My financial situation:
I am a good candidate for this loan because? I have always been responsible financially and paid all my bills on time.? I have a secure job as a government contractor for the Department of Defense, and I know I can pay off this debt - but right now looking at my statements just stresses me out. I want to make the fact that I have credit?card debt - a fact about my past.? My salary is stable enough that month to month I can use cash/debit for all my purchases and bills, but it's hard to set aside the hundreds of dollars that I want to put towards eliminating these credit card bills.

Monthly net income: $ 2590

Monthly expenses: $ 1650
??Housing: $ 875
??Insurance: $ 75?(car and renters)
??Car expenses: $ 50?
??Utilities: $0/included in rent
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $?50
??Credit cards and other loans: $?160/student loan + ~$200+ credit card payments
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	172%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,114	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Fourtwozero	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing some help with school.
I have never used anything quite like Prosper before and as soon as I learned about it I jumped at the opportunity to not only help myself through a rough spot in life with my broken car and increased school costs, but also help people who are willing to aid me through this tough time make some profit in return.

To all who bid on this listing, know that I vow to make each monthly payment on time, every time. Thank you.

Purpose of loan:
This loan will be used to buy a used car, a new computer for school, pay for books and lab fees, and also help with rent and other monthly expenses until I finish school next year.

My financial situation:
I am a good candidate for this loan because I make enough money to afford the monthly payments and am HIGHLY motivated in building and maintaining my credit through on time completion of all my loans and credit cards. Should something unexpected happen such as a medical emergency, I have my family to turn to with any help I would need with my payments.

Monthly net income: $ 3250

Monthly expenses: $ 1480
??Housing: $ 450 ??
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 80
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$504.98

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1978	Debt/Income ratio:	34%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,313	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-excellence	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate my credit cards

My financial situation:
I am a good candidate for this loan because? I am curently paying $1200. a month in credit card paynments, well above the minimums, in order to pay them off quickly. I am not a crazy charge user, my debts are from the loss?of business investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.29%	Starting borrower rate/APR:	9.29% / 11.39%	Starting monthly payment:	$73.45

Auction yield range:	8.29% - 8.29%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	21%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,153	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	investment-ruler	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? credit card debt

My financial situation:
I am a good candidate for this loan because?pay on time?

Monthly net income: $ 3821

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 82
??Car expenses: $ 360
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.